UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT
OF
REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-4526

Name of Registrant: Vanguard Quantitative Funds

Address of Registrant:
P.O. Box 2600
Valley Forge, PA 19482

Name and address of agent for service:
Heidi Stam, Esquire
P.O. Box 876
Valley Forge, PA 19482

Registrant’s telephone number, including area code: (610) 669-1000

Date of fiscal year end: September 30

Date of reporting period: October 1, 2008 – September 30, 2009

Item 1: Reports to Shareholders

Vanguard Growth and Income Fund
Annual Report

September 30, 2009

> Vanguard Growth and Income Fund returned about –11% in a difficult 12 months for quantitative equity strategies.

> The fund trailed both the return of its benchmark index and the average return of peer funds.

> Consumer discretionary, health care, and financial stocks were the fund’s weakest sectors compared with the index.

Contents

Your Fund’s Total Returns	1
President’s Letter	2
Advisor’s Report	7
Results of Proxy Voting	9
Fund Profile	10
Performance Summary	11
Financial Statements	13
Your Fund’s After-Tax Returns	25
About Your Fund’s Expenses	26
Trustees Approve Advisory Agreement	28
Glossary	29

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.

Cover photograph: Veronica Coia.

Your Fund’s Total Returns

Fiscal Year Ended September 30, 2009
	Ticker	Total
	Symbol	Returns
Vanguard Growth and Income Fund
Investor Shares	VQNPX	–11.29%
Admiral™ Shares[1]	VGIAX	–11.15
S&P 500 Index		–6.91
Large-Cap Core Funds Average[2]		–5.85

Your Fund’s Performance at a Glance
September 30, 2008–September 30, 2009
			Distributions Per Share
	Starting	Ending	Income	Capital
	Share Price	Share Price	Dividends	Gains
Vanguard Growth and Income Fund
Investor Shares	$25.84	$22.34	$0.494	$0.000
Admiral Shares	42.20	36.48	0.857	0.000

1 A lower-cost class of shares available to many longtime shareholders and to those with significant investments in the fund.

2 Derived from data provided by Lipper Inc.

President’s Letter

Dear Shareholder,

Vanguard Growth and Income Fund returned about –11% for the fiscal year ended September 30. This disappointing result was below both the return of the Standard & Poor’s 500 Index, the fund’s market benchmark, and the average return of large-cap core funds.

The fiscal year is best viewed as two distinct periods. For the year’s first half, the fund returned about –33% as the global financial crisis deepened and investors lost their tolerance for risk. Midway through March, however, the stock market began to recover as government stimulus programs took hold, the economy showed signs of improving, and investors’ taste for risk returned. With the rally continuing through the summer, the fund advanced about 32% during the year’s second half. Compared with its benchmark, however, the fund fell a bit farther during the descent and didn’t rise quite as high during the ascent.

Quantitative equity strategies, which attempt to outperform their benchmark indexes with superior stock selection, have faced a particularly difficult environment, as the stocks typically favored by these approaches trailed the market’s more speculative stocks for the year. For the Growth and Income Fund, poorly performing stock selections in the consumer discretionary, health care, and financial sectors were a further barrier to reaching the fund’s goals.

If you hold shares of the fund in a taxable account, you may wish to review information on the fund’s after-tax returns that appears later in this report.

After a precipitous fall, stock markets rebound

In recent months, the financial markets have performed so strongly that it’s almost hard to remember that less than a year ago the global financial system stood on the brink of collapse. Since then, markets have pulled back from the abyss. Although unemployment remains near generational highs, and the prospects of a robust recovery seem dim, the global economy has begun to grind into gear.

Reminders of the markets’ dark days are nevertheless apparent in the index returns for both the past 12 months and the past three years. Over both periods, U.S. stocks recorded negative returns. Global stocks did better over the past 12 months, recouping their late-2008 losses thanks to general strength in developed economies and a powerful rally in emerging markets. Over the past three years, however, international stocks posted a modestly negative return.

The bond market’s turnabout has been equally dramatic

The stock market’s collapse and recovery echo even more dramatic developments in the bond market. At the end of 2008, as the credit markets nearly ceased to

Market Barometer
		Average Annual Total Returns
		Periods Ended September 30, 2009
	One Year	Three Years	Five Years
Stocks
Russell 1000 Index (Large-caps)	–6.14%	–5.10%	1.49%
Russell 2000 Index (Small-caps)	–9.55	–4.57	2.41
Dow Jones U.S. Total Stock Market Index	–5.83	–4.58	1.93
MSCI All Country World Index ex USA (International)	6.43	–0.78	8.59

Bonds
Barclays Capital U.S. Aggregate Bond Index
(Broad taxable market)	10.56%	6.41%	5.13%
Barclays Capital Municipal Bond Index	14.85	5.13	4.78
Citigroup 3-Month Treasury Bill Index	0.39	2.63	2.96

CPI
Consumer Price Index	–1.29%	2.10%	2.61%

function, the difference between the yields of corporate bonds and Treasury bonds spiked to levels last seen during the Great Depression.

The Federal Reserve and its central bank counterparts around the world responded with aggressive monetary stimulus efforts, while global governments opened the fiscal taps. Investors first tiptoed, then stampeded, back into the market, boosting bond prices and bringing down yields. Over the past 12 months, taxable U.S. bonds returned more than 10%; municipal securities did even better, returning almost 15%, as measured by the Barclays Capital Municipal Bond Index.

The Fed’s rescue campaign has imposed a heavy price on short-term savings vehicles such as money market funds. In December 2008, the Fed reduced its target for the federal funds rate, a benchmark for the interest rates paid by money market instruments and other very short-term securities, to between 0% and 0.25%. The Fed has said it expects to maintain its target at this level “for an extended period.”

High-quality stocks were not rewarded

The Growth and Income Fund’s advisor, Mellon Capital Management (formerly known as Franklin Portfolio Associates, LLC), aims to beat its benchmark by using computer models to select the market’s better-performing stocks––and to do so without taking on more risk than the benchmark. The stocks it selects are mostly high-quality dividend-payers that are relatively undervalued by the market and have potential for growth.

Expense Ratios[1]
Your Fund Compared With Its Peer Group
			Large-Cap
	Investor	Admiral	Core Funds
	Shares	Shares	Average
Growth and Income Fund	0.37%	0.23%	1.26%

1 The fund expense ratios shown are from the prospectus dated January 23, 2009, and represent estimated costs for the current fiscal year based on the fund’s net assets as of the prospectus date. For the fiscal year ended September 30, 2009, the fund’s expense ratios were 0.35% for Investor Shares and 0.21% for Admiral Shares. The peer-group expense ratio is derived from data provided by Lipper Inc. and captures information through year-end 2008.

Investors following quantitative programs were not in the best position to participate in the stock market rally during the fiscal year’s second half. Indeed, the market comeback was largely led by lower-quality, highly leveraged companies that surged after being trampled in the financial crisis.

While the fund’s sector weightings hovered near those in the benchmark––true to the fund’s strategy––the advisor’s selections within those sectors did not perform as well. Relative to the index, the weakest performers were in the consumer discretionary, financial, and health care sectors.

The advisor’s choices among large diversified financial firms, commercial banks, insurance companies, and real estate investment trusts all contributed to the financial sector’s subpar performance. Apparel, fast food, entertainment, and education services companies all had a hand in dragging down the consumer discretionary sector. Within health care, the fund was overexposed to several weak stocks and did not own shares of a major pharmaceutical company that rose after its acquisition was announced.

In contrast, the fund performed better than its benchmark in the information technology, utilities, and energy sectors. Stock selection was especially strong in the tech sector, most notably among computer hardware and software companies. Both businesses and consumers began to spend again on technology after budget-paring during the depths of the financial crisis.

Total Returns
Ten Years Ended September 30, 2009
Average
Annual Return
Growth and Income Fund	–0.48%
S&P 500 Index	–0.15
Large-Cap Core Funds Average[1]	–1.21

The figures shown represent past performance, which is not a guarantee of future results. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at www.vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost.

1 Derived from data provided by Lipper Inc.

Expertise and low expenses have characterized the fund

It’s prudent to evaluate the Growth and Income Fund in comparison with its benchmark and peer group––and within the context of its times. The fund has returned an average of –0.48% annually over the past ten years, a period that includes two of the most severe bear markets in history. This performance slightly lags that of its benchmark and is a bit better than the average return for large-cap core funds.

Although the fund is actively managed, the advisor keeps its investment characteristics very similar to those of the S&P 500 Index, while seeking to choose stocks with prospects for higher return. Mellon Capital Management’s expertise and the fund’s low expense ratio offer investors the potential (though clearly not the guarantee) to do a bit better than the benchmark without assuming extra risk.

Counter market uncertainty with a well-designed plan

After five straight years of gains, from 2003 through 2007, the broad U.S. stock market began the type of bumpy and circuitous trip for which it is periodically known. Of course, the recent path was harsher and harder than any since the 1930s. From its all-time highs in October 2007, the broad market fell about 55% through March 9 of this year. From there, it abruptly changed course and rose about 60% through September 30. The market, however, is still down more than 30% from its peak, and the only thing certain about its near-term future is uncertainty.

Although the markets often follow an uncharted route, investors don’t have to do the same. After evaluating their risk tolerance, goals, and time horizon, investors are encouraged to maintain a diversified portfolio of stocks and fixed income investments. A well-diversified portfolio can’t shield you from extreme market volatility, but it can provide a cushion and potentially curb some of the risk.

Complemented by international funds and small-cap funds within the stock asset class, and balanced by bond funds and money market funds to limit risk, the large-cap Vanguard Growth and Income Fund can serve an important role in your plan.

Thank you for entrusting your assets to Vanguard.

Sincerely,

F. William McNabb III
President and Chief Executive Officer
October 14, 2009

Advisor’s Report

Market decline and rebound

We’ve come a long way since the financial system meltdown started by the bankruptcy of Lehman Brothers one year ago in September. During the fourth quarter of 2008, markets fell precipitously as it became increasingly clear that the credit crisis would result in an extended global recession. After rebounding briefly on hopes spurred by massive government intervention, the markets continued to decline in the first quarter of 2009, hitting bottom in early March.

A sharp reversal led by the lowest-quality, most highly leveraged stocks ensued, as leading indicators suggested the economy might return to growth sooner than expected. Investors’ relief propelled the markets upward: The second and third quarters brought the strongest quarterly gains since the fourth quarter of 1998. Still, as our fiscal year ended on September 30, the markets remained approximately a third below their October 2007 high.

If the worst is over, the current recession will not have been substantially different in output decline or unemployment than the severe recessions of 1973–1975 and 1981–1983. Data for the second half of 2009 are expected to show that gross domestic product (GDP) is growing again, particularly in the sectors that have received stimulus from the federal government. On a more cautionary note, some economists believe that these sectors may again struggle as the stimulus programs wind down. Unemployment is expected to remain high for a time as spare capacity is utilized and as workers come back into the labor pool looking for work. In the most recent two recessions (1990–1991 and 2001), it took more than a year after the recession’s end for unemployment to peak.

Our stock ranking process underperformed the index

Our ranking process emphasizes stocks with attractive valuation and momentum characteristics, and also considers factors such as corporate share activity and earnings-quality metrics. The review period was highly volatile, with frequent shifts in market leadership and in the drivers underlying market direction. This environment proved to be challenging for our investment process, and the fund underperformed the S&P 500 Index for the full fiscal year. In particular, the part of our model that emphasizes earnings and price momentum subtracted value.

Total returns in the financial sector were significantly lower than elsewhere, with the sector’s very weak performance in the fourth quarter of 2008 dominating its sharp rebound starting in March. Overall, the portfolio benefited from a slight underweighting in financials, but our stock picks in the sector lagged the S&P 500. Although we did not own some of the sector’s weakest performers, such as Citigroup and Merrill Lynch, we were on average overweighted in several financial stocks with lower returns than their peers, including Bank of America and the equity REIT ProLogis. On average, we were underweighted in JPMorgan Chase, one of the better-performing financial stocks.

The portfolio also lagged the benchmark in the health care sector. We held some strong performers, including Bristol-Myers Squibb and Watson Pharmaceuticals. However, the portfolio was hurt by the weak returns of several holdings, such as Eli Lilly. We also did not own Schering-Plough, which rose approximately 50% on news of its acquisition by Merck.

Stock selection was notably stronger in the technology sector, particularly among computer hardware and software firms. For example, throughout the year we owned Apple, which performed extremely well as analysts continued to recommend the stock, expecting the company to see continued growth. These beliefs are driven by the success of Apple’s iPhone and the increases in market share of its Macintosh computers.

The fund also held Oracle over the full fiscal year. Despite a decline in new contracts during the downturn, the enterprise-software maker maintained profitability through cost-cutting and reliance on its stable revenue from recurring software maintenance. Oracle is expected to benefit from a return of business investment as the economy improves.

Keeping a watchful eye on the fund’s risk controls

The recent period was characterized by higher-than-usual volatility, and as a result we have been particularly careful in the implementation of our risk controls. Even relatively small residual tilts had the potential to result in outsized impacts, and we therefore maintained tight control over industry, sector, capitalization, and other top-down differences between the portfolio and the index.

Although we have begun to return to more normal levels of risk control, we remain watchful of our exposures in the most volatile sectors, such as financials, materials, and energy. As always, we are maintaining our focus on stocks that exhibit both attractive value and improving fundamentals. We believe that as markets begin to reward fundamentals once more, the fund will be well positioned to benefit.

Oliver E. Buckley, Executive Vice President and Head of Active Equity Strategies

Mellon Capital Management Corp.

October 20, 2009

8

Results of Proxy Voting

At a special meeting of shareholders on July 2, 2009, fund shareholders approved the following two proposals:

Proposal 1—Elect trustees for each fund.*

The individuals listed in the table below were elected as trustees for each fund. All trustees with the exception of Messrs. McNabb and Volanakis (both of whom already served as directors of The Vanguard Group, Inc.) served as trustees to the funds prior to the shareholder meeting.

			Percentage
Trustee	For	Withheld	For
John J. Brennan	159,956,902	5,954,687	96.4%
Charles D. Ellis	157,719,476	8,192,112	95.1%
Emerson U. Fullwood	158,422,350	7,489,238	95.5%
Rajiv L. Gupta	159,601,353	6,310,235	96.2%
Amy Gutmann	159,929,264	5,982,324	96.4%
JoAnn Heffernan Heisen	159,793,652	6,117,936	96.3%
F. William McNabb III	159,924,396	5,987,192	96.4%
André F. Perold	158,350,070	7,561,519	95.4%
Alfred M. Rankin, Jr.	159,681,434	6,230,154	96.2%
Peter F. Volanakis	159,820,426	6,091,162	96.3%
* Results are for all funds within the same trust.

Proposal 2—Update and standardize the funds’ fundamental policies regarding:
(a) Purchasing and selling real estate.
(b) Issuing senior securities.
(c) Borrowing money.
(d) Making loans.
(e) Purchasing and selling commodities.
(f) Concentrating investments in a particular industry or group of industries.
(g) Eliminating outdated fundamental investment policies not required by law.

The revised fundamental policies are clearly stated and simple, yet comprehensive, making oversight and compliance more efficient than under the former policies. The revised fundamental policies will allow the funds to respond more quickly to regulatory and market changes, while avoiding the costs and delays associated with successive shareholder meetings.

				Broker	Percentage
Vanguard Fund	For	Abstain	Against	Non-Votes	For
Growth and Income Fund
2a	120,275,455	5,052,367	3,888,353	11,043,547	85.8%
2b	119,217,826	5,486,179	4,512,168	11,043,547	85.0%
2c	117,327,673	5,535,781	6,352,718	11,043,550	83.7%
2d	117,649,708	5,481,093	6,085,371	11,043,549	83.9%
2e	118,074,549	5,288,964	5,852,661	11,043,548	84.2%
2f	119,377,554	5,379,922	4,458,696	11,043,549	85.1%
2g	119,997,396	5,324,485	3,894,293	11,043,546	85.6%

9

Growth and Income Fund

Fund Profile
As of September 30, 2009

Portfolio Characteristics
		Comparative	Broad
	Fund	Index[1]	Index[2]
Number of Stocks	139	500	4,324
Median Market Cap	$41.2B	$41.5B	$29.0B
Price/Earnings Ratio	17.4x	23.5x	27.9x
Price/Book Ratio	2.0x	2.2x	2.1x
Yield[3]		2.0%	1.9%
Investor Shares	1.8%
Admiral Shares	2.0%
Return on Equity	20.1%	20.6%	19.1%
Earnings Growth Rate	12.5%	9.8%	9.6%
Foreign Holdings	0.0%	0.0%	0.0%
Turnover Rate	83%	—	—
Expense Ratio[4]		—	—
Investor Shares	0.37%
Admiral Shares	0.23%
Short-Term Reserves	0.1%	—	—

Sector Diversification (% of equity exposure)
		Comparative	Broad
	Fund	Index[1]	Index[2]
Consumer Discretionary	7.9%	9.1%	10.1%
Consumer Staples	11.7	11.5	9.9
Energy	11.3	11.7	11.0
Financials	15.0	15.2	16.7
Health Care	13.9	13.1	12.9
Industrials	10.1	10.3	10.6
Information Technology	20.1	18.7	18.2
Materials	2.8	3.5	3.9
Telecommunication
Services	4.1	3.2	2.9
Utilities	3.1	3.7	3.8

Volatility Measures[5]
	Fund Versus	Fund Versus
	Comparative Index[1]	Broad Index[2]
R-Squared	0.99	0.98
Beta	1.02	0.99

Ten Largest Holdings[6] (% of total net assets)

Exxon Mobil Corp.	integrated oil
	and gas	3.8%
General Electric Co.	industrial
	conglomerates	2.8
AT&T Inc.	integrated
	telecommunication
	services	2.7
Johnson & Johnson	pharmaceuticals	2.6
International Business
Machines Corp.	computer hardware	2.6
Apple Inc.	computer hardware	2.4
Wells Fargo & Co.	diversified banks	2.2
Procter & Gamble Co.	household products	2.2
Pfizer Inc.	pharmaceuticals	2.1
Goldman Sachs	investment banking
Group Inc.	and brokerage	1.7
Top Ten		25.1%

Investment Focus

1 S&P 500 Index.

2 Dow Jones U.S. Total Stock Market Index.

3 30-day SEC yield for the fund; annualized dividend yield for the indexes. See the Glossary.

4 The expense ratios shown are from the prospectus dated January 23, 2009, and represent estimated costs for the current fiscal year based on the fund’s net assets as of the prospectus date. For the fiscal year ended September 30, 2009, the fund’s expense ratios were 0.35% for Investor Shares and 0.21% for Admiral Shares.

5 For an explanation of R-squared, beta, and other terms used here, see the Glossary.

6 The holdings listed exclude any temporary cash investments and equity index products.

10

Growth and Income Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at www.vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: September 30, 1999–September 30, 2009
Initial Investment of $10,000

		Average Annual Total Returns		Final Value
	Periods Ended September 30, 2009			of a $10,000
	One Year	Five Years	Ten Years	Investment
Growth and Income Fund Investor Shares[1]	–11.29%	–0.53%	–0.48%	$9,531
Dow Jones U.S. Total Stock Market Index	–5.83	1.93	0.94	10,978
S&P 500 Index	–6.91	1.02	–0.15	9,848
Large-Cap Core Funds Average[2]	–5.85	0.47	–1.21	8,852

				Final Value
			Since	of a $100,000
	One Year	Five Years	Inception[3]	Investment
Growth and Income Fund Admiral Shares	–11.15%	–0.37%	–0.60%	$95,079
Dow Jones U.S. Total Stock Market Index	–5.83	1.93	1.12	109,788
S&P 500 Index	–6.91	1.02	–0.09	99,247

1 Total returns do not include the account service fee that may be applicable to certain accounts with balances below $10,000. 2 Derived from data provided by Lipper Inc.

3 Performance for the fund’s Admiral Shares and comparative standards is calculated since the Admiral Shares’ inception: May 14, 2001.

11

Growth and Income Fund

Fiscal-Year Total Returns (%): September 30, 1999–September 30, 2009

Note: See Financial Highlights tables for dividend and capital gains information.

12

Growth and Income Fund

Financial Statements

Statement of Net Assets
As of September 30, 2009

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at www.sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Market
			Value•
		Shares	($000)
Common Stocks (98.4%)[1]
Consumer Discretionary (7.8%)
	Comcast Corp. Class A	4,136,200	69,860
	McDonald’s Corp.	925,100	52,795
	Genuine Parts Co.	943,500	35,910
*	Apollo Group Inc. Class A	314,700	23,184
	Sherwin-Williams Co.	323,400	19,456
	Family Dollar Stores Inc.	588,600	15,539
*,^	Sears Holdings Corp.	231,700	15,132
	Time Warner Inc.	524,100	15,083
	Pulte Homes Inc.	1,345,200	14,784
*	Big Lots Inc.	519,530	12,999
	Time Warner Cable Inc.	276,766	11,926
	Polo Ralph Lauren Corp.
	Class A	152,300	11,669
	Coach Inc.	328,500	10,814
	RadioShack Corp.	619,000	10,257
*	AutoNation Inc.	530,400	9,590
	Wyndham Worldwide Corp.	541,600	8,839
*	AutoZone Inc.	56,900	8,320
	McGraw-Hill Cos. Inc.	311,900	7,841
*	Starbucks Corp.	352,800	7,285
	Target Corp.	105,700	4,934
			366,217
Consumer Staples (11.6%)
	Procter & Gamble Co.	1,745,900	101,123
	Wal-Mart Stores Inc.	1,416,000	69,511
	Philip Morris
	International Inc.	1,299,700	63,347
	Sysco Corp.	2,074,800	51,559
	PepsiCo Inc.	769,100	45,115
	Archer-Daniels-Midland Co.	1,451,000	42,398
	Kraft Foods Inc.	1,471,800	38,664
	Walgreen Co.	1,012,300	37,931
	Tyson Foods Inc. Class A	2,527,600	31,924
	Kimberly-Clark Corp.	331,900	19,576
	Coca-Cola Enterprises Inc.	814,000	17,428
	Safeway Inc.	588,800	11,611

			Market
			Value•
		Shares	($000)
	Hershey Co.	170,900	6,641
	Molson Coors Brewing Co.
	Class B	118,200	5,754
			542,582
Energy (11.1%)
	Exxon Mobil Corp.	2,580,636	177,057
	XTO Energy Inc.	1,586,000	65,534
	Chevron Corp.	925,900	65,211
*	National Oilwell Varco Inc.	1,123,400	48,452
*	Cameron
	International Corp.	1,039,100	39,299
	Tesoro Corp.	1,660,400	24,873
	Marathon Oil Corp.	725,700	23,150
	Peabody Energy Corp.	619,600	23,062
	Pioneer Natural
	Resources Co.	512,600	18,602
	Williams Cos. Inc.	696,800	12,452
	Murphy Oil Corp.	162,500	9,355
	ConocoPhillips	166,219	7,506
	EOG Resources Inc.	75,800	6,330
			520,883
Financials (14.7%)
	Wells Fargo & Co.	3,624,300	102,133
	Goldman Sachs Group Inc.	421,900	77,777
	JPMorgan Chase & Co.	1,759,000	77,079
	Bank of America Corp.	3,381,399	57,213
	Ameriprise Financial Inc.	1,268,600	46,088
	Morgan Stanley	1,178,500	36,392
	Hudson City Bancorp Inc.	2,729,500	35,893
	Northern Trust Corp.	601,100	34,960
	Prudential Financial Inc.	547,200	27,311
	Travelers Cos. Inc.	532,200	26,200
	Unum Group	1,200,700	25,743
	Equity Residential	781,200	23,983
	Cincinnati Financial Corp.	783,008	20,350
	Chubb Corp.	375,600	18,934
	Loews Corp.	548,200	18,776
*	NASDAQ OMX Group Inc.	778,600	16,390

13

Growth and Income Fund

			Market
			Value•
		Shares	($000)
	Principal Financial
	Group Inc.	433,900	11,885
	Aflac Inc.	272,900	11,664
	HCP Inc.	229,800	6,604
	Public Storage	80,500	6,057
	CME Group Inc.	18,700	5,763
	State Street Corp.	86,400	4,545
			691,740
Health Care (13.7%)
	Johnson & Johnson	2,031,300	123,686
	Pfizer Inc.	5,862,127	97,018
*	Amgen Inc.	1,015,300	61,152
	Eli Lilly & Co.	1,480,400	48,898
	Abbott Laboratories	945,300	46,764
	Stryker Corp.	918,900	41,746
*	Biogen Idec Inc.	721,800	36,465
	Aetna Inc.	1,243,800	34,615
	Bristol-Myers Squibb Co.	1,403,300	31,602
	UnitedHealth Group Inc.	875,300	21,917
	Cardinal Health Inc.	756,200	20,266
*	Humana Inc.	438,500	16,356
*	Zimmer Holdings Inc.	302,300	16,158
*	Forest Laboratories Inc.	513,400	15,114
	Wyeth	253,700	12,325
	Medtronic Inc.	261,000	9,605
*	Millipore Corp.	75,600	5,317
*	Gilead Sciences Inc.	94,900	4,420
			643,424
Industrials (9.9%)
	General Electric Co.	8,092,400	132,877
	General Dynamics Corp.	1,075,900	69,503
	Raytheon Co.	812,000	38,952
	CSX Corp.	874,600	36,611
	L-3 Communications
	Holdings Inc.	454,000	36,465
	United Parcel Service Inc.
	Class B	510,100	28,805
	CH Robinson
	Worldwide Inc.	377,200	21,783
	Northrop Grumman Corp.	406,600	21,042
*	Jacobs Engineering
	Group Inc.	404,200	18,573
	Flowserve Corp.	170,800	16,831
	Expeditors International of
	Washington Inc.	358,300	12,594
	Honeywell International Inc.	327,400	12,163
	WW Grainger Inc.	86,300	7,712
	Pitney Bowes Inc.	291,300	7,239
	Snap-On Inc.	178,000	6,187
			467,337
Information Technology (19.7%)
	International Business
	Machines Corp.	1,016,600	121,596
*	Apple Inc.	604,900	112,130

			Market
			Value•
		Shares	($000)
*	Cisco Systems Inc.	3,238,100	76,225
*	Google Inc. Class A	152,940	75,835
	Microsoft Corp.	2,716,500	70,330
*	Computer Sciences Corp.	1,167,300	61,528
	QUALCOMM Inc.	1,329,800	59,814
	Oracle Corp.	2,086,000	43,472
	Intel Corp.	2,009,400	39,324
	CA Inc.	1,502,300	33,036
	Xilinx Inc.	1,399,300	32,772
*	Broadcom Corp. Class A	1,020,600	31,322
*	Intuit Inc.	1,051,700	29,974
	Harris Corp.	735,900	27,670
*	eBay Inc.	1,101,700	26,011
*	BMC Software Inc.	640,500	24,038
	Fidelity National
	Information Services Inc.	924,900	23,594
*	Akamai Technologies Inc.	1,182,500	23,272
*	Novellus Systems Inc.	373,600	7,838
*	Teradata Corp.	212,900	5,859
			925,640
Materials (2.7%)
	Bemis Co. Inc.	1,199,600	31,082
	Airgas Inc.	482,200	23,324
	Ecolab Inc.	429,100	19,837
*	Pactiv Corp.	607,200	15,818
	Newmont Mining Corp.	312,500	13,756
	Allegheny Technologies Inc.	377,900	13,223
	Titanium Metals Corp.	1,216,500	11,666
			128,706
Telecommunication Services (4.1%)
	AT&T Inc.	4,694,700	126,804
	Verizon
	Communications Inc.	1,193,500	36,127
	CenturyTel Inc.	861,100	28,933
			191,864
Utilities (3.1%)
	FPL Group Inc.	923,700	51,016
	Exelon Corp.	981,100	48,682
	Sempra Energy	265,400	13,220
	Questar Corp.	337,400	12,673
	Dominion
	Resources Inc.	248,700	8,580
	Public Service Enterprise
	Group Inc.	167,900	5,279
	Ameren Corp.	164,500	4,158
			143,608
Total Common Stocks
(Cost $4,419,370)			4,622,001

14

Growth and Income Fund

		Market
		Value•
	Shares	($000)
Temporary Cash Investments (1.9%)[1]
Money Market Fund (1.7%)
2,3 Vanguard Market
Liquidity Fund,
0.267%	81,072,347	81,072

	Face
	Amount
	($000)
U.S. Government and Agency Obligations (0.2%)
4 United States
Treasury Bill,
0.080%, 12/17/09	7,450	7,449
Total Temporary Cash Investments
(Cost $88,521)		88,521
Total Investments (100.3%)
(Cost $4,507,891)		4,710,522
Other Assets and Liabilities (–0.3%)
Other Assets		187,148
Liabilities[3]		(203,494)
		(16,346)
Net Assets (100%)		4,694,176

At September 30, 2009, net assets consisted of:
Amount
($000)
Paid-in Capital	6,425,614
Undistributed Net Investment Income	6,443
Accumulated Net Realized Losses	(1,940,672)
Unrealized Appreciation (Depreciation)
Investment Securities	202,631
Futures Contracts	160
Net Assets	4,694,176

Investor Shares—Net Assets
Applicable to 145,586,165 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	3,252,737
Net Asset Value Per Share—
Investor Shares	$22.34

Admiral Shares—Net Assets
Applicable to 39,507,988 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	1,441,439
Net Asset Value Per Share—
Admiral Shares	$36.48

• See Note A in Notes to Financial Statements. * Non-income-producing security.

^ Part of security position is on loan to broker-dealers. The total value of securities on loan is $14,375,000.

1 The fund invests a portion of its cash reserves in equity markets through the use of index futures contracts. After giving effect to futures investments, the fund’s effective common stock and temporary cash investment positions represent 100.0% and 0.3%, respectively, of net assets.

2 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.

3 Includes $14,967,000 of collateral received for securities on loan.

4 Securities with a value of $7,449,000 have been segregated as initial margin for open futures contracts.

See accompanying Notes, which are an integral part of the Financial Statements.

15

Growth and Income Fund

Statement of Operations

Year Ended
September 30, 2009
($000)
Investment Income
Income
Dividends	109,267
Interest[1]	643
Security Lending	724
Total Income	110,634
Expenses
Investment Advisory Fees—Note B
Basic Fee	4,283
Performance Adjustment	(1,791)
The Vanguard Group—Note C
Management and Administrative—Investor Shares	7,001
Management and Administrative—Admiral Shares	1,551
Marketing and Distribution—Investor Shares	832
Marketing and Distribution—Admiral Shares	379
Custodian Fees	46
Auditing Fees	23
Shareholders’ Reports and Proxies—Investor Shares	394
Shareholders’ Reports and Proxies—Admiral Shares	18
Trustees’ Fees and Expenses	10
Total Expenses	12,746
Expenses Paid Indirectly	(446)
Net Expenses	12,300
Net Investment Income	98,334
Realized Net Gain (Loss)
Investment Securities Sold	(1,362,837)
Futures Contracts	(8,583)
Realized Net Gain (Loss)	(1,371,420)
Change in Unrealized Appreciation (Depreciation)
Investment Securities	544,642
Futures Contracts	1,061
Change in Unrealized Appreciation (Depreciation)	545,703
Net Increase (Decrease) in Net Assets Resulting from Operations	(727,383)
1 Interest income from an affiliated company of the fund was $625,000.

See accompanying Notes, which are an integral part of the Financial Statements.

16

Growth and Income Fund

Statement of Changes in Net Assets

	Year Ended September 30,
	2009	2008
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	98,334	123,730
Realized Net Gain (Loss)	(1,371,420)	(446,516)
Change in Unrealized Appreciation (Depreciation)	545,703	(1,520,848)
Net Increase (Decrease) in Net Assets Resulting from Operations	(727,383)	(1,843,634)
Distributions
Net Investment Income
Investor Shares	(73,186)	(81,970)
Admiral Shares	(36,418)	(43,850)
Realized Capital Gain[1]
Investor Shares	—	(564,334)
Admiral Shares	—	(284,167)
Total Distributions	(109,604)	(974,321)
Capital Share Transactions
Investor Shares	(120,422)	335,349
Admiral Shares	(174,315)	50,006
Net Increase (Decrease) from Capital Share Transactions	(294,737)	385,355
Total Increase (Decrease)	(1,131,724)	(2,432,600)
Net Assets
Beginning of Period	5,825,900	8,258,500
End of Period[2]	4,694,176	5,825,900

1 Includes fiscal 2008 short-term gain distributions totaling $89,550,000. Short-term gain distributions are treated as ordinary income dividends for tax purposes.

2 Net Assets—End of Period includes undistributed net investment income of $6,443,000 and $17,713,000.

See accompanying Notes, which are an integral part of the Financial Statements.

17

Growth and Income Fund

Financial Highlights

Investor Shares

For a Share Outstanding			Year Ended September 30,
Throughout Each Period	2009	2008	2007	2006	2005
Net Asset Value, Beginning of Period	$25.84	$38.62	$33.79	$31.29	$28.31
Investment Operations
Net Investment Income	.447	.546	.600	.550	.460
Net Realized and Unrealized Gain (Loss)
on Investments	(3.453)	(8.758)	4.840	2.470	2.980
Total from Investment Operations	(3.006)	(8.212)	5.440	3.020	3.440
Distributions
Dividends from Net Investment Income	(.494)	(.560)	(.610)	(.520)	(.460)
Distributions from Realized Capital Gains	—	(4.008)	—	—	—
Total Distributions	(.494)	(4.568)	(.610)	(.520)	(.460)
Net Asset Value, End of Period	$22.34	$25.84	$38.62	$33.79	$31.29

Total Return[1]	–11.29%	–23.28%	16.20%	9.76%	12.20%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$3,253	$3,919	$5,465	$5,088	$5,202
Ratio of Total Expenses to
Average Net Assets[2]	0.35%	0.31%	0.32%	0.38%	0.40%
Ratio of Net Investment Income to
Average Net Assets	2.28%	1.69%	1.61%	1.65%	1.53%
Portfolio Turnover Rate	83%	96%	100%	93%	84%

1 Total returns do not include the account service fee that may be applicable to certain accounts with balances below $10,000.

2 Includes performance-based investment advisory fee increases (decreases) of (0.04%), (0.02%), 0.00%, 0.01% and 0.01%.

See accompanying Notes, which are an integral part of the Financial Statements.

18

Growth and Income Fund

Financial Highlights

Admiral Shares

For a Share Outstanding			Year Ended September 30,
Throughout Each Period	2009	2008	2007	2006	2005
Net Asset Value, Beginning of Period	$42.20	$63.08	$55.20	$51.12	$46.25
Investment Operations
Net Investment Income	.775	.963	1.070	.997	.849
Net Realized and Unrealized Gain (Loss)
on Investments	(5.638)	(14.313)	7.903	4.036	4.853
Total from Investment Operations	(4.863)	(13.350)	8.973	5.033	5.702
Distributions
Dividends from Net Investment Income	(.857)	(.985)	(1.093)	(.953)	(.832)
Distributions from Realized Capital Gains	—	(6.545)	—	—	—
Total Distributions	(.857)	(7.530)	(1.093)	(.953)	(.832)
Net Asset Value, End of Period	$36.48	$42.20	$63.08	$55.20	$51.12

Total Return	–11.15%	–23.19%	16.37%	9.97%	12.39%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$1,441	$1,907	$2,794	$2,321	$2,039
Ratio of Total Expenses to
Average Net Assets[1]	0.21%	0.16%	0.18%	0.20%	0.23%
Ratio of Net Investment Income to
Average Net Assets	2.42%	1.84%	1.75%	1.83%	1.68%
Portfolio Turnover Rate	83%	96%	100%	93%	84%
1 Includes performance-based investment advisory fee increases (decreases) of (0.04%), (0.02%), 0.00%, 0.01% and 0.01%.

See accompanying Notes, which are an integral part of the Financial Statements.

19

Growth and Income Fund

Notes to Financial Statements

Vanguard Growth and Income Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers two classes of shares: Investor Shares and Admiral Shares. Investor Shares are available to any investor who meets the fund’s minimum purchase requirements. Admiral Shares are designed for investors who meet certain administrative, service, tenure, and account-size criteria.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value.

2. Futures Contracts: The fund uses index futures contracts to a limited extent, with the objective of maintaining full exposure to the stock market while maintaining liquidity. The fund may purchase or sell futures contracts to achieve a desired level of investment, whether to accommodate portfolio turnover or cash flows from capital share transactions. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the fund and the prices of futures contracts, and the possibility of an illiquid market.

Futures contracts are valued at their quoted daily settlement prices. The aggregate principal amounts of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

3. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (September 30, 2006–2009), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

4. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

5. Security Lending: The fund may lend its securities to qualified institutional borrowers to earn additional income. Security loans are required to be secured at all times by collateral at least equal to the market value of securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability for the return of the collateral, during the period the securities are on loan. Security lending income represents the income earned on investing cash collateral, less expenses associated with the loan.

20

Growth and Income Fund

6. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses), shareholder reporting, and proxies. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. Mellon Capital Management Corporation provides investment advisory services to the fund for a fee calculated at an annual percentage rate of average net assets. The basic fee is subject to quarterly adjustments based on the fund’s performance for the preceding three years relative to the S&P 500 Index. For the year ended September 30, 2009, the investment advisory fee represented an effective annual basic rate of 0.10% of the fund’s average net assets before a decrease of $1,791,000 (0.04%) based on performance.

C. The Vanguard Group furnishes at cost corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At September 30, 2009, the fund had contributed capital of $974,000 to Vanguard (included in Other Assets), representing 0.02% of the fund’s net assets and 0.39% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

D. The fund has asked its investment advisor to direct certain security trades, subject to obtaining the best price and execution, to brokers who have agreed to rebate to the fund part of the commissions generated. Such rebates are used solely to reduce the fund’s management and administrative expenses. For the year ended September 30, 2009, these arrangements reduced the fund’s expenses by $446,000 (an annual rate of 0.01% of average net assets).

E. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.

Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

21

Growth and Income Fund

The following table summarizes the fund’s investments as of September 30, 2009, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
Common Stocks	4,622,001	—	—
Temporary Cash Investments	81,072	7,449	—
Futures Contracts—Liabilities[1]	(128)	—	—
Total	4,702,945	7,449	—
1 Represents variation margin on the last day of the reporting period.

F. At September 30, 2009, the aggregate settlement value of open futures contracts and the related unrealized appreciation (depreciation) were:

($000)
		Number of	Aggregate	Unrealized
		Long (Short)	Settlement	Appreciation
Futures Contracts	Expiration	Contracts	Value	(Depreciation)
S&P 500 Index	December 2009	270	71,071	160

Unrealized appreciation (depreciation) on open futures contracts is required to be treated as realized gain (loss) for tax purposes.

G. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

For tax purposes, at September 30, 2009, the fund had $22,522,000 of ordinary income available for distribution. The fund had available capital loss carryforwards totaling $845,748,000 to offset future net capital gains through September 30, 2017. In addition, the fund realized losses of $1,093,871,000 during the period from November 1, 2008, through September 30, 2009, which are deferred and will be treated as realized for tax purposes in fiscal 2010.

At September 30, 2009, the cost of investment securities for tax purposes was $4,509,373,000. Net unrealized appreciation of investment securities for tax purposes was $201,149,000, consisting of unrealized gains of $533,428,000 on securities that had risen in value since their purchase and $332,279,000 in unrealized losses on securities that had fallen in value since their purchase.

H. During the year ended September 30, 2009, the fund purchased $3,511,095,000 of investment securities and sold $3,799,385,000 of investment securities, other than temporary cash investments.

22

Growth and Income Fund

I. Capital share transactions for each class of shares were:
			Year Ended September 30,
		2009		2008
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
Investor Shares
Issued	342,754	17,955	550,897	17,490
Issued in Lieu of Cash Distributions	70,600	3,711	622,470	19,829
Redeemed	(533,776)	(27,759)	(838,018)	(27,137)
Net Increase (Decrease)—Investor Shares	(120,422)	(6,093)	335,349	10,182
Admiral Shares
Issued	152,599	4,878	220,621	4,296
Issued in Lieu of Cash Distributions	32,886	1,059	305,215	5,955
Redeemed	(359,800)	(11,621)	(475,830)	(9,345)
Net Increase (Decrease)—Admiral Shares	(174,315)	(5,684)	50,006	906

J. In preparing the financial statements as of September 30, 2009, management considered the impact of subsequent events occurring through November 10, 2009, for potential recognition or disclosure in these financial statements.

23

Report of Independent Registered Public Accounting Firm

To the Trustees of Vanguard Quantitative Funds and the Shareholders of Vanguard Growth and Income Fund:

In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Vanguard Growth and Income Fund (the “Fund”) at September 30, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2009 by correspondence with the custodian and broker, and by agreement to the underlying ownership records for Vanguard Market Liquidity Fund, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania

November 10, 2009

Special 2009 tax information (unaudited) for Vanguard Growth and Income Fund

This information for the fiscal year ended September 30, 2009, is included pursuant to provisions of the Internal Revenue Code.

The fund distributed $109,604,000 of qualified dividend income to shareholders during the fiscal year.

For corporate shareholders, 100.0% of investment income (dividend income plus short-term gains, if any) qualifies for the dividends-received deduction.

24

Your Fund’s After-Tax Returns

This table presents returns for your fund both before and after taxes. The after-tax returns are shown in two ways: (1) assuming that an investor owned the fund during the entire period and paid taxes on the fund’s distributions, and (2) assuming that an investor paid taxes on the fund’s distributions and sold all shares at the end of each period.

Calculations are based on the highest individual federal income tax and capital gains tax rates in effect at the times of the distributions and the hypothetical sales. State and local taxes were not considered. After-tax returns reflect any qualified dividend income, using actual prior-year figures and estimates for 2009. (In the example, returns after the sale of fund shares may be higher than those assuming no sale. This occurs when the sale would have produced a capital loss. The calculation assumes that the investor received a tax deduction for the loss.)

The table shows returns for Investor Shares only; returns for other share classes will differ. Please note that your actual after-tax returns will depend on your tax situation and may differ from those shown. Also note that if you own the fund in a tax-deferred account, such as an individual retirement account or a 401(k) plan, this information does not apply to you. Such accounts are not subject to current taxes.

Finally, keep in mind that a fund’s performance—whether before or after taxes—does not guarantee future results.

Average Annual Total Returns: Growth and Income Fund Investor Shares[1]
Periods Ended September 30, 2009
	One	Five	Ten
	Year	Years	Years
Returns Before Taxes	–11.29%	–0.53%	–0.48%
Returns After Taxes on Distributions	–11.63	–1.17	–1.17
Returns After Taxes on Distributions and Sale of Fund Shares	–6.99	–0.36	–0.51

1 Total returns figures do not include the account service fee that may be applicable to certain accounts with balances below $10,000.

25

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The accompanying table illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the fund’s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading “Expenses Paid During Period.”

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund’s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Six Months Ended September 30, 2009
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
Growth and Income Fund	3/31/2009	9/30/2009	Period[1]
Based on Actual Fund Return
Investor Shares	$1,000.00	$1,317.69	$1.98
Admiral Shares	1,000.00	1,319.04	1.16
Based on Hypothetical 5% Yearly Return
Investor Shares	$1,000.00	$1,023.36	$1.72
Admiral Shares	1,000.00	1,024.07	1.01

1 The calculations are based on expenses incurred in the most recent six-month period. The fund’s annualized six-month expense ratios for that period are 0.34% for Investor Shares and 0.20% for Admiral Shares. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period.

26

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include the account service fee described in the prospectus. If such a fee were applied to your account, your costs would be higher. Your fund does not charge transaction fees, such as purchase or redemption fees, nor does it carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

27

Trustees Approve Advisory Agreement

The board of trustees of Vanguard Growth and Income Fund has renewed the fund’s investment advisory agreement with Mellon Capital Management Corporation. The board determined that the retention of the advisor was in the best interests of the fund and its shareholders.

The board based its decision upon an evaluation of the advisor’s investment staff, portfolio management process, and performance. The trustees considered the factors discussed below, among others. However, no single factor determined whether the board approved the agreement. Rather, it was the totality of the circumstances that drove the board’s decision.

Nature, extent, and quality of services

The board considered the quality of the fund’s investment management over both the short and long term, and took into account the organizational depth and stability of the advisor. The board noted that Mellon Capital was founded in 1983. The firm is a leader in asset allocation and quantitative investment strategies. The firm, through its predecessor, Franklin Portfolio Associates, has advised the fund since 1986. The investment team at Mellon Capital employs a quantitative investment strategy that seeks to provide a total return greater than that of the S&P 500 Index by investing in U.S. large- and mid-capitalization stocks. Stock selection is driven by a series of more than 40 computer models covering a broad range of public data. The board concluded that the advisor’s experience, stability, depth, and performance, among other factors, warranted continuation of the advisory agreement.

Investment performance

The board considered the short- and long-term performance of the fund, including any periods of outperformance or underperformance of a relevant benchmark and peer group. The board noted that the advisor has carried out the fund’s investment strategy in disciplined fashion, and the results have been mixed—with periods of outperformance and periods of underperformance versus the fund’s benchmark and peer group. Information about the fund’s most recent performance can be found in the Performance Summary section of this report.

Cost

The board concluded that the fund’s expense ratio was well below the average expense ratio charged by funds in its peer group and that the fund’s advisory fee rate was also well below its peer-group average. Information about the fund’s expense ratio appears in the About Your Fund’s Expenses section of this report as well as in the Financial Statements section, which also includes information about the fund’s advisory fee rate.

The board did not consider profitability of Mellon Capital in determining whether to approve the advisory fee, because Mellon Capital is independent of Vanguard, and the advisory fee is the result of arm’s-length negotiations.

The benefit of economies of scale

The board concluded that the fund’s shareholders benefit from economies of scale because of breakpoints in the advisory fee schedule. The breakpoints reduce the effective rate of the fee as the fund’s assets increase.

The board will consider whether to renew the advisory agreement after a one-year period.

28

Glossary

Beta. A measure of the magnitude of a fund’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. For this report, beta is based on returns over the past 36 months for both the fund and the index. Note that a fund’s beta should be reviewed in conjunction with its R-squared (see definition). The lower the R-squared, the less correlation there is between the fund and the index, and the less reliable beta is as an indicator of volatility.

Earnings Growth Rate. The average annual rate of growth in earnings over the past five years for the stocks now in a fund.

Equity Exposure. A measure that reflects a fund’s investments in stocks and stock futures. Any holdings in short-term reserves are excluded.

Expense Ratio. The percentage of a fund’s average net assets used to pay its annual administrative and advisory expenses. These expenses directly reduce returns to investors.

Foreign Holdings. The percentage of a fund represented by stocks or depositary receipts of companies based outside the United States.

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is measured from the inception date.

Median Market Cap. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund’s stocks, weighted by the proportion of the fund’s assets invested in each stock. Stocks representing half of the fund’s assets have market capitalizations above the median, and the rest are below it.

Price/Book Ratio. The share price of a stock divided by its net worth, or book value, per share. For a fund, the weighted average price/book ratio of the stocks it holds.

Price/Earnings Ratio. The ratio of a stock’s current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company’s future growth.

R-Squared. A measure of how much of a fund’s past returns can be explained by the returns from the market in general, as measured by a given index. If a fund’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the fund’s returns bore no relationship to the index’s returns, its R-squared would be 0. For this report, R-squared is based on returns over the past 36 months for both the fund and the index.

Return on Equity. The annual average rate of return generated by a company during the past five years for each dollar of shareholder’s equity (net income divided by shareholder’s equity). For a fund, the weighted average return on equity for the companies whose stocks it holds.

Short-Term Reserves. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.

29

Turnover Rate. An indication of the fund’s trading activity. Funds with high turnover rates incur higher transaction costs and may be more likely to distribute capital gains (which may be taxable to investors). The turnover rate excludes in-kind transactions, which have minimal impact on costs.

Yield. A fund’s 30-day SEC yield is derived using a formula specified by the U.S. Securities and Exchange Commission. Under the formula, data related to the fund’s security holdings in the previous 30 days are used to calculate the fund’s hypothetical net income for that period, which is then annualized and divided by the fund’s estimated average net assets over the calculation period. For the purposes of this calculation, a security’s income is based on its current market yield to maturity (in the case of bonds) or its projected dividend yield (for stocks). Because the SEC yield represents hypothetical annualized income, it will differ—at times significantly—from the fund’s actual experience. As a result, the fund’s income distributions may be higher or lower than implied by the SEC yield.

30

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The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 156 Vanguard funds.

The following table provides information for each trustee and executive officer of the fund. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at www.vanguard.com.

Interested Trustees	Emerson U. Fullwood
Born 1948. Trustee Since January 2008. Principal
John J. Brennan[1]	Occupation(s) During the Past Five Years: Executive
Born 1954. Trustee Since May 1987. Chairman of	Chief Staff and Marketing Officer for North America
the Board. Principal Occupation(s) During the Past	and Corporate Vice President (retired 2008) of Xerox
Five Years: Chairman of the Board and Director/Trustee	Corporation (photocopiers and printers); Director of
of The Vanguard Group, Inc., and of each of the	SPX Corporation (multi-industry manufacturing), the
investment companies served by The Vanguard Group;	United Way of Rochester, the Boy Scouts of America,
Chief Executive Officer (1996–2008) and President	Amerigroup Corporation (direct health and medical
(1989–2008) of The Vanguard Group and of each of the	insurance carriers), and Monroe Community College
investment companies served by The Vanguard Group;	Foundation.
Chairman of the Financial Accounting Foundation;
Governor of the Financial Industry Regulatory Authority	Rajiv L. Gupta
(FINRA); Director of United Way of Southeastern	Born 1945. Trustee Since December 2001.[2] Principal
Pennsylvania.	Occupation(s) During the Past Five Years: Chairman
and Chief Executive Officer (retired 2009) and President
F. William McNabb III[1]	(2006–2008) of Rohm and Haas Co. (chemicals); Board
Born 1957. Trustee Since July 2009. Principal	Member of American Chemistry Council; Director of
Occupation(s) During the Past Five Years: Director of	Tyco International, Ltd. (diversified manufacturing and
The Vanguard Group, Inc., since 2008; Chief Executive	services) and Hewlett-Packard Co. (electronic computer
Officer and President of The Vanguard Group and of	manufacturing); Trustee of The Conference Board.
each of the investment companies served by The
Vanguard Group since 2008; Director of Vanguard	Amy Gutmann
Marketing Corporation; Managing Director of The	Born 1949. Trustee Since June 2006. Principal
Vanguard Group (1995–2008).	Occupation(s) During the Past Five Years: President of
the University of Pennsylvania; Christopher H. Browne
Distinguished Professor of Political Science in the School
Independent Trustees	of Arts and Sciences with secondary appointments
at the Annenberg School for Communication and the
Charles D. Ellis	Graduate School of Education of the University of
Born 1937. Trustee Since January 2001. Principal	Pennsylvania; Director of Carnegie Corporation of
Occupation(s) During the Past Five Years: Applecore	New York, Schuylkill River Development Corporation,
Partners (pro bono ventures in education); Senior	and Greater Philadelphia Chamber of Commerce;
Advisor to Greenwich Associates (international business	Trustee of the National Constitution Center.
strategy consulting); Successor Trustee of Yale University;
Overseer of the Stern School of Business at New York
University; Trustee of the Whitehead Institute for
Biomedical Research.

JoAnn Heffernan Heisen	Executive Officers
Born 1950. Trustee Since July 1998. Principal
Occupation(s) During the Past Five Years: Corporate	Thomas J. Higgins[1]
Vice President and Chief Global Diversity Officer since	Born 1957. Chief Financial Officer Since September
2006 (retired 2008) and Member of the Executive	2008. Principal Occupation(s) During the Past Five
Committee (retired 2008) of Johnson & Johnson	Years: Principal of The Vanguard Group, Inc.; Chief
(pharmaceuticals/consumer products); Vice President	Financial Officer of each of the investment companies
and Chief Information Officer of Johnson & Johnson	served by The Vanguard Group since 2008; Treasurer
(1997–2005); Director of the University Medical Center	of each of the investment companies served by The
at Princeton and Women’s Research and Education	Vanguard Group (1998–2008).
Institute.

Kathryn J. Hyatt[1]
André F. Perold	Born 1955. Treasurer Since November 2008. Principal
Born 1952. Trustee Since December 2004. Principal	Occupation(s) During the Past Five Years: Principal of
Occupation(s) During the Past Five Years: George Gund	The Vanguard Group, Inc.; Treasurer of each of the
Professor of Finance and Banking, Harvard Business	investment companies served by The Vanguard
School; Chairman of UNX, Inc. (equities trading firm);	Group since 2008; Assistant Treasurer of each of the
Chair of the Investment Committee of HighVista	investment companies served by The Vanguard Group
Strategies LLC (private investment firm).	(1988–2008).

Alfred M. Rankin, Jr.	Heidi Stam[1]
Born 1941. Trustee Since January 1993. Principal	Born 1956. Secretary Since July 2005. Principal
Occupation(s) During the Past Five Years: Chairman,	Occupation(s) During the Past Five Years: Managing
President, and Chief Executive Officer of NACCO	Director of The Vanguard Group, Inc., since 2006;
Industries, Inc. (forklift trucks/housewares/lignite);	General Counsel of The Vanguard Group since 2005;
Director of Goodrich Corporation (industrial products/	Secretary of The Vanguard Group and of each of the
aircraft systems and services); Deputy Chairman of	investment companies served by The Vanguard Group
the Federal Reserve Bank of Cleveland.	since 2005; Director and Senior Vice President of
Vanguard Marketing Corporation since 2005; Principal
Peter F. Volanakis	of The Vanguard Group (1997–2006).
Born 1955. Trustee Since July 2009. Principal
Occupation(s) During the Past Five Years: President
since 2007 and Chief Operating Officer since 2005	Vanguard Senior Management Team
of Corning Incorporated (communications equipment);
President of Corning Technologies (2001–2005); Director	R. Gregory Barton	Michael S. Miller
of Corning Incorporated and Dow Corning; Trustee of	Mortimer J. Buckley	James M. Norris
the Corning Incorporated Foundation and the Corning	Kathleen C. Gubanich	Glenn W. Reed
Museum of Glass; Overseer of the Amos Tuck School	Paul A. Heller	George U. Sauter
of Business Administration at Dartmouth College.

Founder

John C. Bogle
Chairman and Chief Executive Officer, 1974–1996

1 These individuals are “interested persons” as defined in the Investment Company Act of 1940.

2 December 2002 for Vanguard Equity Income Fund, Vanguard Growth Equity Fund, the Vanguard Municipal Bond Funds, and the Vanguard State Tax-Exempt Funds.

P.O. Box 2600
Valley Forge, PA 19482-2600

Connect with Vanguard® > www.vanguard.com

Fund Information > 800-662-7447	All comparative mutual fund data are from Lipper Inc.
or Morningstar, Inc., unless otherwise noted.
Direct Investor Account Services > 800-662-2739

Institutional Investor Services > 800-523-1036	You can obtain a free copy of Vanguard’s proxy voting
guidelines by visiting our website, www.vanguard.com,
Text Telephone for People	and searching for “proxy voting guidelines,” or by
With Hearing Impairment > 800-952-3335	calling Vanguard at 800-662-2739. The guidelines are
also available from the SEC’s website, www.sec.gov.
In addition, you may obtain a free report on how your
fund voted the proxies for securities it owned during
This material may be used in conjunction	the 12 months ended June 30. To get the report, visit
with the offering of shares of any Vanguard	either www.vanguard.com or www.sec.gov.
fund only if preceded or accompanied by
the fund’s current prospectus.	You can review and copy information about your fund
at the SEC’s Public Reference Room in Washington, D.C.
To find out more about this public service, call the SEC
at 202-551-8090. Information about your fund is also
available on the SEC’s website, and you can receive
copies of this information, for a fee, by sending a
request in either of two ways: via e-mail addressed to
publicinfo@sec.gov or via regular mail addressed to the
Public Reference Section, Securities and Exchange
Commission, Washington, DC 20549-0102.

© 2009 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.
Q930 112009

Vanguard Structured Equity Funds
Annual Report

September 30, 2009

Vanguard Structured Large-Cap Equity Fund
Vanguard Structured Large-Cap Growth Fund
Vanguard Structured Large-Cap Value Fund
Vanguard Structured Broad Market Fund

> For the fiscal year ended September 30, 2009, returns for the Vanguard Structured Equity Funds ranged from about –14% for the Structured Large-Cap Value Fund to about –4% for the Structured Large-Cap Growth Fund.

> The funds’ results for the fiscal year covered two very different market environments—a first half of dramatic declines followed by a second half of robust gains.

> For the 12-month period, the funds’ returns fell behind those of their benchmark indexes and the average returns of peer-group funds.

Contents

Your Fund’s Total Returns	1
President’s Letter	2
Advisor’s Report	7
Results of Proxy Voting	9
Structured Large-Cap Equity Fund	11
Structured Large-Cap Growth Fund	26
Structured Large-Cap Value Fund	40
Structured Broad Market Fund	53
About Your Fund’s Expenses	72
Glossary	74

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.

Cover photograph: Veronica Coia.

Your Fund’s Total Returns

Fiscal Year Ended September 30, 2009
	Ticker	Total
	Symbol	Returns
Vanguard Structured Large-Cap Equity Fund
Institutional Shares[1]	VSLIX	–10.25%
Institutional Plus Shares[2]	VSLPX	–10.16
S&P 500 Index		–6.91
Large-Cap Core Funds Average[3]		–5.85

Vanguard Structured Large-Cap Growth Fund
Institutional Shares[1]	VSTLX	–3.89%
Institutional Plus Shares[2]	VSGPX	–3.79
Russell 1000 Growth Index		–1.85
Large-Cap Growth Funds Average[3]		–3.02

Vanguard Structured Large-Cap Value Fund
Institutional Plus Shares[2]	VSLVX	–13.73%
Russell 1000 Value Index		–10.62
Large-Cap Value Funds Average[3]		–7.67

Vanguard Structured Broad Market Fund
Institutional Shares[1]	VSBMX	–9.67%
Institutional Plus Shares[2]	VSBPX	–9.60
Russell 3000 Index		–6.42
Multi-Cap Core Funds Average[3]		–4.30

1 This class of shares carries low expenses and is available for a minimum investment of $5 million.
2 This class of shares also carries low expenses and is available for a minimum investment of $200 million.
3 Derived from data provided by Lipper Inc.

1

President’s Letter

Dear Shareholder,

The results for the Vanguard Structured Equity Funds for the 12 months ended September 30, 2009, were disappointing. However, they masked a dramatic turnaround in market sentiment and fund performance that began midway through the funds’ fiscal year.

Investor confidence abruptly revived in March in both the stock and bond markets, as turmoil in the credit markets began to subside and economic reports began to suggest that the economy was on the mend—turning the second half of the fiscal year into a mirror image of the first.

To take a representative example, the Structured Broad Market Fund returned about –32% for the six months ended March 31, 2009, while the fund returned about plus 33% for the subsequent six months. Considered together, these almost perfectly inverse results produced a 12-month loss of about –10%.

After a precipitous fall, stock markets rebound

In recent months, the financial markets have performed so strongly that it’s almost hard to remember that less than a year ago the global financial system stood on the brink of collapse. Since then, markets have pulled back from the abyss. Although unemployment remains near generational highs, and the prospects of a robust recovery seem dim, the global economy has begun to grind into gear.

2

Reminders of the markets’ dark days are nevertheless apparent in the index returns for both the past 12 months and the past three years. Over both periods, U.S. stocks recorded negative returns. Global stocks did better over the past 12 months, recouping their late-2008 losses thanks to general strength in developed economies and a powerful rally in emerging markets. Over the past three years, however, international stocks posted a modestly negative return.

The bond market’s turnabout has been equally dramatic

The stock market’s collapse and recovery echo even more dramatic developments in the bond market. At the end of 2008, as the credit markets nearly ceased to function, the difference between the yields of corporate bonds and Treasury bonds spiked to levels last seen during the Great Depression.

The Federal Reserve and its central bank counterparts around the world responded with aggressive monetary stimulus efforts, while global governments opened the fiscal taps. Investors first tiptoed, then stampeded, back into the market, boosting bond prices and bringing down yields. Over the past 12 months, taxable U.S. bonds returned more than 10%; municipal securities did even better, returning almost 15%, as measured by the Barclays Capital Municipal Bond Index.

The Fed’s rescue campaign has imposed a heavy price on short-term savings vehicles such as money market funds.

Market Barometer
		Average Annual Total Returns
		Periods Ended September 30, 2009
	One Year	Three Years	Five Years
Stocks
Russell 1000 Index (Large-caps)	–6.14%	–5.10%	1.49%
Russell 2000 Index (Small-caps)	–9.55	–4.57	2.41
Dow Jones U.S. Total Stock Market Index	–5.83	–4.58	1.93
MSCI All Country World Index ex USA (International)	6.43	–0.78	8.59

Bonds
Barclays Capital U.S. Aggregate Bond Index (Broad taxable market)	10.56%	6.41%	5.13%
Barclays Capital Municipal Bond Index	14.85	5.13	4.78
Citigroup 3-Month Treasury Bill Index	0.39	2.63	2.96

CPI
Consumer Price Index	–1.29%	2.10%	2.61%

3

Total Returns
May 15, 2006,[1] Through September 30, 2009
Average
Annual Return
Structured Large-Cap Equity Fund Institutional Plus Shares	–4.96%
S&P 500 Index	–3.75
Large-Cap Core Funds Average[2]	–4.06

January 19, 2006,[1] Through September 30, 2009
Average
Annual Return
Structured Large-Cap Growth Fund Institutional Plus Shares	–-2.72%
Russell 1000 Growth Index	–1.97
Large-Cap Growth Funds Average[2]	–3.47

December 15, 2005,[1] Through September 30, 2009
Average
Annual Return
Structured Large-Cap Value Fund Institutional Plus Shares	–4.72%
Russell 1000 Value Index	–3.49
Large-Cap Value Funds Average[2]	–3.43

May 3, 2004,[1] Through September 30, 2009
Average
Annual Return
Structured Broad Market Fund Institutional Plus Shares	0.70%
Russell 3000 Index	1.55
Multi-Cap Core Funds Average[2]	1.30

The figures shown represent past performance, which is not a guarantee of future results. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at www.vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor's shares, when sold, could be worth more or less than their original cost.

1 Share-class inception.
2 Derived from data provided by Lipper Inc.

4

In December 2008, the Fed reduced its target for the federal funds rate, a benchmark for the interest rates paid by money market instruments and other very short-term securities, to between 0% and 0.25%. The Fed has said it expects to maintain its target at this level “for an extended period.”

Early-in-the-year results weigh on full-year returns

The recent fiscal year has been a historically anomalous period in the financial markets, to say the least. One consequence for stocks has been that the worst-performing stocks in the dizzying market of the first six months of the fiscal year generally were among the best performers during the exceptionally strong rally that characterized the final six months of the period.

The first-half results weighed heavily on the performance of stocks for the full fiscal year, so it’s not surprising that each of the funds posted a negative return. It was disappointing, however, that the funds fell short of their benchmark indexes, as their risk-controlled quantitative stock-selection processes are intended both to produce above-benchmark returns and limit big deviations from their benchmarks.

In the usual seesaw of dominance between growth stocks and value stocks, growth stocks performed better than value stocks during the fiscal year. (Of course, in bear markets, “better” performance is a relative concept.) This resulted in the Structured Large-Cap Growth Fund outpacing the Structured Large-Cap Value Fund.

The performance of the Structured Large-Cap Equity Fund, which blends large-cap growth and value stocks, fell in between. The Structured Broad Market Fund, which encompasses large-cap stocks as well as mid- and small-cap issues, performed marginally better than its large-cap counterpart.

Financial stocks contributed somewhat more than half of the negative returns posted by the large-cap value, large-cap equity, and broad-market funds. This is understandable given the relative importance of financials in those portfolios and the travails encountered by that sector. In addition, because of poor stock selection, the funds’ financial holdings detracted more from their returns than the benchmark indexes’ holdings did from theirs. By contrast, the sector had less of an impact on the large-cap growth fund, where it represented a more modest portion of the portfolio.

For each fund, the contribution to returns from the information technology and consumer discretionary sectors cushioned the effect of the general market downdraft. And compared with the performance of the funds’ benchmarks, good stock selection among consumer discretionary stocks aided the performance of the Structured Large-Cap Value Fund and, to a lesser extent, of the Structured Large-Cap Equity and Structured Broad Market Funds.

5

A long-term view can curb short-term distractions

A stock market rally is always welcome, of course. But not all rallies are alike when you look under the hood.

The stock market rally that characterized the final six months of the 2009 fiscal year was led, in general, by the stocks of companies in suspect financial health. Unfortunately, the models that our advisor uses are designed to sift through thousands of stocks and find those with higher-quality characteristics. We believe those stocks have the potential to produce the strongest results over the long term.

That is why we remain confident in the funds’ underlying stock-selection methodology, despite the disappointing short-term results and, indeed, their unsatisfactory performance since inception within the past few years.

In recent months, the market’s and the fund’s performance have improved. The latest rally reinforces our belief that it’s important to step back (difficult as it may be) from the distraction of short-term results and think about investing as a long-term process—one that is set in motion after you’ve developed a low-cost portfolio that is balanced and diversified among the major asset classes.

Thank you for entrusting your assets to Vanguard.

Sincerely,

F. William McNabb III
President and Chief Executive Officer
October 14, 2009

Your Fund’s Performance at a Glance
September 30, 2008–September 30, 2009
			Distributions Per Share
	Starting	Ending	Income	Capital
	Share Price	Share Price	Dividends	Gains
Structured Large-Cap Equity Fund
Institutional Shares	$22.56	$19.47	$0.643	$0.000
Institutional Plus Shares	45.15	38.97	1.316	0.000
Structured Large-Cap Growth Fund
Institutional Shares	$22.63	$21.38	$0.297	$0.000
Institutional Plus Shares	45.07	42.60	0.613	0.000
Structured Large-Cap Value Fund
Institutional Plus Shares	$44.00	$36.43	$1.388	$0.000
Structured Broad Market Fund
Institutional Shares	$21.53	$18.99	$0.392	$0.000
Institutional Plus Shares	43.07	37.94	0.849	0.000

6

Advisor’s Report

The financial crisis that began in 2007 continued to influence the stock market during the past fiscal year, resulting in each of the structured portfolios under-performing its benchmark. The Structured Large-Cap Equity Fund returned about –10%, compared with a return of about –7% for the Standard and Poor’s 500 Index. The Structured Broad Market Fund also returned about –10%, versus a return of about –6% for the Russell 3000 Index. The Structured Large-Cap Growth Fund returned about –4% compared with the Russell 1000 Growth Index’s return of about –2%. And the Structured Large-Cap Value Fund returned about –14% against a return of about –11% for the Russell 1000 Value Index.

During the panic that ruled the market in the first half of the fiscal year, the S&P 500 Index returned about –30%. The worst-performing stocks during those six months became the best-returning stocks of the next period. This “junk” rally in stocks, which began after the market’s close brush with financial disaster, led the S&P 500 to a gain of more than 30% in the second half of the period.

Our investment process led to mixed results in this period. Our model has five components: valuation, quality, growth, management decisions, and market sentiment.

Valuation measures the price we will pay for a stock’s earnings or cash flow. By itself, valuation can be a powerful investment tool, but our research leads us to conclude that other components improve upon a valuation signal. Our quality score separates cheap stocks that deserve their low valuations because of poor margins from their more profitable peers.

Our growth indicator likewise differentiates between companies with low valuations due to poor growth prospects and firms with more attractive prospects. Since actions often speak louder than words, another component of our model helps determine the attractiveness of a stock by evaluating the decisions corporate managers make. These include decisions to issue stock, raise debt, and make capital investments. Finally, our sentiment score measures the market’s overall evaluation of the company’s value. Our logic is that a stock’s performance reflects the news affecting that stock, which helps to verify the results of our other scores.

We combine the five components into an overall score, with each indicator serving as a verification of the others. Our research tells us that the attributes we prefer in stocks—such as low ratios of price to earnings and price to cash flow and higher return on equity compared with other stocks—are likely to be successful in the long term, but may not work in some periods, such as this past fiscal year.

The panic in the first part of the year drove down all stocks, regardless of individual characteristics, as investors sought to exit the market. In March, once companies that had almost ceased to exist seemed more likely to survive, the stocks of these firms roared back to life. This happened even though these firms had attributes that our model does not favor, such as negative earnings, low margins, and low growth.

Value-oriented stocks, which we prefer, were particularly out of favor during the year. While we are disappointed that our performance for the year was below the benchmarks’, we are not surprised that we lagged during this period. All investment styles endure periods of underperformance, and we can look back to earlier periods—such as the Internet boom—to see when our process similarly underperformed.

In contrast to our recent stock-market meltdown, the dot-com boom that began in the late 1990s was a “melt-up”—stock prices climbed strongly and steeply before plummeting. Nevertheless, just as in the past year, a very few factors dominated performance in that time. For example, it was acceptable for a stock to have little or no earnings if it had an Internet-related story line. Throughout the dot-com boom, our model rejected many stocks that did not pass our earnings and quality criteria, causing our portfolios to underperform.

Last year, the factor that dominated was the credit crisis. In an environment such as the past year, or during the late 1990s, when one or two factors dominate investor decision-making, our process will suffer. We continue to maintain our commitment to a portfolio with lower ratios of price to earnings and price to cash flow, growth rates near the market’s overall rate, and a slightly higher relative return on equity, because such a portfolio offers an attractive profile that we expect the market will reward in the long term.

We thank you for your investment and look forward to the upcoming year.

James D. Troyer, CFA Principal and Portfolio Manager

James P. Stetler, Principal and Portfolio Manager

Joel M. Dickson, Ph.D. Principal and Head of Active Quantitative Equity Management

Vanguard Quantitative Equity Group

October 16, 2009

Results of Proxy Voting

At a special meeting of shareholders on July 2, 2009, fund shareholders approved the following two proposals:

Proposal 1—Elect trustees for each fund.*

The individuals listed in the table below were elected as trustees for each fund. All trustees with the exception of Messrs. McNabb and Volanakis (both of whom already served as directors of The Vanguard Group, Inc.) served as trustees to the funds prior to the shareholder meeting.

Structured Large-Cap Equity Fund, Structured Large-Cap Growth Fund, Structured Large-Cap Value
Fund, Structured Broad Market Fund
			Percentage
Trustee	For	Withheld	For
John J. Brennan	159,956,902	5,954,687	96.4%
Charles D. Ellis	157,719,476	8,192,112	95.1%
Emerson U. Fullwood	158,422,350	7,489,238	95.5%
Rajiv L. Gupta	159,601,353	6,310,235	96.2%
Amy Gutmann	159,929,264	5,982,324	96.4%
JoAnn Heffernan Heisen	159,793,652	6,117,936	96.3%
F. William McNabb III	159,924,396	5,987,192	96.4%
André F. Perold	158,350,070	7,561,519	95.4%
Alfred M. Rankin, Jr.	159,681,434	6,230,154	96.2%
Peter F. Volanakis	159,820,426	6,091,162	96.3%
* Results are for all funds within the same trust.

Proposal 2—Update and standardize the funds’ fundamental policies regarding:
(a) Purchasing and selling real estate.
(b) Issuing senior securities.
(c) Borrowing money.
(d) Making loans.
(e) Purchasing and selling commodities.
(f) Concentrating investments in a particular industry or group of industries.
(g) Eliminating outdated fundamental investment policies not required by law.

The revised fundamental policies are clearly stated and simple, yet comprehensive, making oversight and compliance more efficient than under the former policies. The revised fundamental policies will allow the funds to respond more quickly to regulatory and market changes, while avoiding the costs and delays associated with successive shareholder meetings.

				Broker	Percentage
Vanguard Fund	For	Abstain	Against	Non-Votes	For
Structured Large-Cap Equity Fund
2a	15,973,706	0	0	0	100.0%
2b	15,973,706	0	0	0	100.0%
2c	15,973,706	0	0	0	100.0%
2d	15,973,706	0	0	0	100.0%
2e	15,973,706	0	0	0	100.0%
2f	15,973,706	0	0	0	100.0%
2g	15,973,706	0	0	0	100.0%
Structured Large-Cap Growth Fund
2a	1,026,701	0	0	0	100.0%
2b	1,026,701	0	0	0	100.0%
2c	1,026,701	0	0	0	100.0%
2d	1,026,701	0	0	0	100.0%
2e	1,026,701	0	0	0	100.0%
2f	1,026,701	0	0	0	100.0%
2g	1,026,701	0	0	0	100.0%
Structured Large-Cap Value Fund
2a	1,370,426	0	0	0	100.0%
2b	1,370,426	0	0	0	100.0%
2c	1,370,426	0	0	0	100.0%
2d	1,370,426	0	0	0	100.0%
2e	1,370,426	0	0	0	100.0%
2f	1,370,426	0	0	0	100.0%
2g	1,370,426	0	0	0	100.0%
Structured Broad Market Fund
2a	7,281,035	0	0	0	100.0%
2b	7,281,035	0	0	0	100.0%
2c	7,281,035	0	0	0	100.0%
2d	7,281,035	0	0	0	100.0%
2e	7,281,035	0	0	0	100.0%
2f	7,281,035	0	0	0	100.0%
2g	7,281,035	0	0	0	100.0%

Structured Large-Cap Equity Fund

Fund Profile
As of September 30, 2009

Portfolio Characteristics
		Comparative	Broad
	Fund	Index[1]	Index[2]
Number of Stocks	207	500	4,324
Median Market Cap	$44.6B	$41.5B	$29.0B
Price/Earnings Ratio	19.3x	23.5x	27.9x
Price/Book Ratio	2.5x	2.2x	2.1x
Yield[3]		2.0%	1.9%
Institutional Shares	1.8%
Institutional
Plus Shares	1.9%
Return on Equity	21.2%	20.6%	19.1%
Earnings Growth Rate	13.3%	9.8%	9.6%
Foreign Holdings	0.0%	0.0%	0.0%
Turnover Rate	80%	—	—
Expense Ratio[4]		—	—
Institutional Shares	0.25%
Institutional
Plus Shares	0.17%
Short-Term Reserves[5]	–0.2%	—	—

Sector Diversification (% of equity exposure)
		Comparative	Broad
	Fund	Index[1]	Index[2]
Consumer Discretionary	10.2%	9.1%	10.1%
Consumer Staples	10.7	11.5	9.9
Energy	12.2	11.7	11.0
Financials	15.1	15.2	16.7
Health Care	12.3	13.1	12.9
Industrials	11.1	10.3	10.6
Information Technology	18.2	18.7	18.2
Materials	3.6	3.5	3.9
Telecommunication
Services	3.3	3.2	2.9
Utilities	3.3	3.7	3.8

Volatility Measures[6]
	Fund Versus	Fund Versus
	Comparative Index[1]	Broad Index[2]
R-Squared	1.00	0.99
Beta	0.99	0.96

Ten Largest Holdings[7] (% of total net assets)

Exxon Mobil Corp.	integrated oil
	and gas	4.1%
Apple Inc.	computer hardware	2.3
AT&T Inc.	integrated
	telecommunication
	services	2.3
International Business
Machines Corp.	computer hardware	2.3
Chevron Corp.	integrated oil
	and gas	2.0
Google Inc. Class A	Internet software
	and services	1.8
Hewlett-Packard Co.	computer hardware	1.8
Johnson & Johnson	pharmaceuticals	1.8
Procter & Gamble Co.	household products	1.7
Intel Corp.	semiconductors	1.7
Top Ten		21.8%

Investment Focus

1 S&P 500 Index.
2 Dow Jones U.S. Total Stock Market Index.
3 30-day SEC yield for the fund; annualized dividend yield for the indexes. See the Glossary.
4 The expense ratios shown are from the prospectus dated January 23, 2009, and represent estimated costs for the current fiscal year based on the fund’s net assets as of the prospectus date. For the fiscal year ended September 30, 2009, the expense ratios were 0.25% for the
Institutional Shares and 0.17% for the Institutional Plus Shares.
5 The fund invested a portion of its cash reserves in equity markets through the use of index futures contracts. After the effect of the futures investments, the fund’s temporary cash position was negative.
6 For an explanation of R-squared, beta, and other terms used here, see the Glossary.
7 The holdings listed exclude any temporary cash investments and equity index products.

Structured Large-Cap Equity Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at www.vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: May 15, 2006–September 30, 2009
Initial Investment of $200,000,000

	Average Annual Total Returns
	Periods Ended September 30, 2009		Final Value of a
		Since	$200,000,000
	One Year	Inception[1]	Investment
Structured Large-Cap Equity Fund
Institutional Plus Shares	–10.16%	–4.96%	$168,397,127
Dow Jones U.S. Total Stock Market Index	–5.83	–3.33	178,377,806
S&P 500 Index	–6.91	–3.75	175,795,290
Large-Cap Core Funds Average[2]	–5.85	–4.06	173,881,160

			Final Value of a
		Since	$5,000,000
	One Year	Inception[1]	Investment
Structured Large-Cap Equity Fund
Institutional Shares	–10.25%	–5.01%	$4,203,808
Dow Jones U.S. Total Stock Market Index	–5.83	–3.29	4,465,447
S&P 500 Index	–6.91	–3.70	4,403,059

1 Performance for the fund and its comparative standards is calculated since the following inception dates: May 15, 2006, for Institutional
Plus Shares; May 16, 2006, for Institutional Shares.
2 Derived from data provided by Lipper Inc.

Structured Large-Cap Equity Fund

Fiscal-Year Total Returns (%): May 15, 2006–September 30, 2009

Note: See Financial Highlights tables for dividend and capital gains information.

Structured Large-Cap Equity Fund

Financial Statements

Statement of Net Assets
As of September 30, 2009

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at www.sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Market
			Value•
		Shares	($000)
Common Stocks (99.7%)[1]
Consumer Discretionary (10.1%)
*	Ford Motor Co.	606,006	4,369
	McDonald’s Corp.	74,897	4,274
	Comcast Corp. Class A	238,685	4,031
	Gap Inc.	180,722	3,867
	Home Depot Inc.	141,300	3,764
	Omnicom Group Inc.	98,413	3,635
	Wyndham Worldwide Corp.	216,940	3,541
	Time Warner Cable Inc.	63,500	2,736
	Gannett Co. Inc.	193,300	2,418
	RadioShack Corp.	137,459	2,278
	Comcast Corp.	134,800	2,168
	Limited Brands Inc.	126,993	2,158
*	AutoZone Inc.	14,604	2,135
*	Apollo Group Inc. Class A	26,054	1,919
	DR Horton Inc.	141,600	1,616
	Newell Rubbermaid Inc.	86,900	1,364
*	DIRECTV Group Inc.	44,900	1,238
	TJX Cos. Inc.	30,916	1,149
	Target Corp.	24,400	1,139
	NIKE Inc. Class B	16,963	1,098
	McGraw-Hill Cos. Inc.	40,500	1,018
	News Corp. Class A	80,640	967
*	Starbucks Corp.	41,700	861
	Yum! Brands Inc.	25,075	847
*	Big Lots Inc.	33,100	828
	Darden Restaurants Inc.	20,200	689
	H&R Block Inc.	32,530	598
	Whirlpool Corp.	5,358	375
	Pulte Homes Inc.	24,955	274
	Walt Disney Co.	9,829	270
	Family Dollar Stores Inc.	8,390	222
	Mattel Inc.	8,600	159
	Sherwin-Williams Co.	900	54
	Leggett & Platt Inc.	2,700	52
			58,111
Consumer Staples (10.7%)
	Procter & Gamble Co.	169,294	9,805
	Wal-Mart Stores Inc.	193,096	9,479

			Market
			Value•
		Shares	($000)
	Philip Morris
	International Inc.	176,036	8,580
	Coca-Cola Co.	80,140	4,303
	Archer-Daniels-Midland Co.	103,240	3,017
	PepsiCo Inc.	46,692	2,739
	Kellogg Co.	53,500	2,634
	CVS Caremark Corp.	72,833	2,603
	Sysco Corp.	102,289	2,542
	ConAgra Foods Inc.	112,038	2,429
	Coca-Cola Enterprises Inc.	105,900	2,267
	Kimberly-Clark Corp.	32,844	1,937
*	Dr Pepper Snapple Group Inc.	64,800	1,863
	Campbell Soup Co.	49,258	1,607
	General Mills Inc.	20,083	1,293
	Clorox Co.	21,000	1,235
	HJ Heinz Co.	27,789	1,105
	Lorillard Inc.	7,500	557
	Hershey Co.	11,341	441
	Molson Coors Brewing Co.
	Class B	7,370	359
	Colgate-Palmolive Co.	3,600	274
	Pepsi Bottling Group Inc.	2,900	106
			61,175
Energy (12.2%)
	Exxon Mobil Corp.	342,439	23,495
	Chevron Corp.	164,456	11,583
	Apache Corp.	51,546	4,733
	Anadarko Petroleum Corp.	71,492	4,485
	Peabody Energy Corp.	97,802	3,640
	Consol Energy Inc.	77,300	3,487
	ConocoPhillips	72,159	3,259
	Occidental Petroleum Corp.	39,951	3,132
	Murphy Oil Corp.	41,385	2,383
*	Cameron International Corp.	54,900	2,076
*	FMC Technologies Inc.	38,700	2,022
	Schlumberger Ltd.	29,955	1,785
	ENSCO International Inc.	40,309	1,715
	Marathon Oil Corp.	24,900	794
	El Paso Corp.	64,050	661
	Rowan Cos. Inc.	11,700	270
*	National Oilwell Varco Inc.	5,754	248

Structured Large-Cap Equity Fund

			Market
			Value•
		Shares	($000)
	Diamond Offshore
	Drilling Inc.	900	86
			69,854
Financials (15.0%)
	Goldman Sachs Group Inc.	48,998	9,033
	Wells Fargo & Co.	298,615	8,415
	JPMorgan Chase & Co.	177,079	7,760
	Bank of America Corp.	350,253	5,926
	US Bancorp	245,924	5,376
	State Street Corp.	90,034	4,736
	Bank of New York
	Mellon Corp.	142,475	4,130
	Chubb Corp.	80,843	4,075
	Aflac Inc.	93,394	3,992
	Franklin Resources Inc.	37,926	3,815
	American Express Co.	92,285	3,129
	Northern Trust Corp.	53,717	3,124
	Unum Group	144,713	3,103
	Travelers Cos. Inc.	61,068	3,006
	Citigroup Inc.	437,456	2,117
	Hudson City Bancorp Inc.	153,201	2,015
	Moody’s Corp.	91,100	1,864
	Simon Property Group Inc.	25,361	1,761
	BB&T Corp.	52,837	1,439
	Charles Schwab Corp.	73,196	1,402
	Public Storage	15,129	1,138
	Host Hotels & Resorts Inc.	86,329	1,016
	Torchmark Corp.	20,295	881
*	MBIA Inc.	101,000	784
	Morgan Stanley	18,363	567
	HCP Inc.	17,163	493
*	CB Richard Ellis Group Inc.
	Class A	31,200	366
*	Progressive Corp.	16,400	272
	Federated Investors Inc.
	Class B	7,890	208
	Vornado Realty Trust	1,175	76
	Plum Creek Timber Co. Inc.	2,100	64
	PNC Financial Services
	Group Inc.	1,200	58
	Boston Properties Inc.	700	46
	Health Care REIT Inc.	400	17
			86,204
Health Care (12.3%)
	Johnson & Johnson	165,346	10,068
*	Amgen Inc.	108,213	6,518
	Bristol-Myers Squibb Co.	252,031	5,676
	Pfizer Inc.	333,145	5,513
*	Medco Health Solutions Inc.	79,766	4,412
	UnitedHealth Group Inc.	152,274	3,813
	Abbott Laboratories	65,068	3,219
	AmerisourceBergen Corp.
	Class A	140,698	3,149
*	Mylan Inc.	182,800	2,927
	Quest Diagnostics Inc.	55,698	2,907
	Schering-Plough Corp.	100,100	2,828

			Market
			Value•
		Shares	($000)
	Wyeth	56,203	2,730
	McKesson Corp.	44,800	2,668
	Baxter International Inc.	43,818	2,498
*	Biogen Idec Inc.	45,985	2,323
	Eli Lilly & Co.	58,687	1,938
	Merck & Co. Inc.	57,867	1,830
*	Watson Pharmaceuticals Inc.	38,041	1,394
*	WellPoint Inc.	29,384	1,392
*	Cephalon Inc.	14,505	845
*	Millipore Corp.	11,900	837
*	Forest Laboratories Inc.	22,100	650
*	Hospira Inc.	5,500	245
*	Tenet Healthcare Corp.	20,500	120
			70,500
Industrials (11.1%)
	General Electric Co.	570,322	9,365
	United Parcel Service Inc.
	Class B	110,921	6,264
	Union Pacific Corp.	83,704	4,884
	General Dynamics Corp.	68,437	4,421
	Lockheed Martin Corp.	51,438	4,016
	Flowserve Corp.	37,474	3,693
	Dover Corp.	91,158	3,533
	Goodrich Corp.	64,345	3,497
	United Technologies Corp.	53,536	3,262
	Northrop Grumman Corp.	57,316	2,966
	Fluor Corp.	52,560	2,673
	3M Co.	32,513	2,399
	Honeywell International Inc.	53,783	1,998
	Waste Management Inc.	63,430	1,892
	Raytheon Co.	34,627	1,661
	L-3 Communications
	Holdings Inc.	19,487	1,565
	CSX Corp.	30,618	1,282
	RR Donnelley & Sons Co.	56,800	1,208
	Burlington Northern
	Santa Fe Corp.	10,877	868
	Pitney Bowes Inc.	31,000	770
*	Jacobs Engineering
	Group Inc.	12,300	565
	ITT Corp.	9,800	511
	Expeditors International
	of Washington Inc.	10,309	362
			63,655
Information Technology (18.1%)
*	Apple Inc.	71,042	13,169
	International Business
	Machines Corp.	107,840	12,899
*	Google Inc. Class A	21,155	10,490
	Hewlett-Packard Co.	217,700	10,278
	Intel Corp.	494,453	9,676
	Microsoft Corp.	360,641	9,337
	Oracle Corp.	375,688	7,829
*	Cisco Systems Inc.	325,015	7,651
*	Computer Sciences Corp.	67,698	3,568
	Analog Devices Inc.	87,299	2,408

Structured Large-Cap Equity Fund

			Market
			Value•
		Shares	($000)
	Xilinx Inc.	99,853	2,339
*	Symantec Corp.	140,607	2,316
	Automatic Data
	Processing Inc.	52,988	2,082
	QUALCOMM Inc.	37,057	1,667
*	LSI Corp.	301,900	1,657
*	Western Digital Corp.	40,400	1,476
*	EMC Corp.	77,907	1,328
	Texas Instruments Inc.	46,568	1,103
*	Micron Technology Inc.	81,700	670
	CA Inc.	23,663	520
*	Teradata Corp.	15,639	430
*	Affiliated Computer
	Services Inc. Class A	5,926	321
*	QLogic Corp.	13,564	233
	Xerox Corp.	18,700	145
*	Tellabs Inc.	15,400	107
	Fidelity National Information
	Services Inc.	2,400	61
			103,760
Materials (3.6%)
	EI Du Pont de
	Nemours & Co.	148,253	4,765
	Freeport-McMoRan Copper
	& Gold Inc.	66,900	4,590
	Praxair Inc.	51,087	4,173
*	Pactiv Corp.	70,400	1,834
	Newmont Mining Corp.	41,500	1,827
	Monsanto Co.	16,961	1,313
	Ball Corp.	19,400	954
	United States Steel Corp.	20,462	908
	Bemis Co. Inc.	4,200	109
			20,473
Telecommunication Services (3.3%)
	AT&T Inc.	480,735	12,985
	Verizon Communications Inc.	77,496	2,346
*	American Tower Corp.
	Class A	40,222	1,464
	Qwest Communications
	International Inc.	294,600	1,122
	Windstream Corp.	65,006	659
	CenturyTel Inc.	12,180	409
*	Sprint Nextel Corp.	22,300	88
			19,073
Utilities (3.3%)
	Dominion Resources Inc.	122,000	4,209
	Public Service Enterprise
	Group Inc.	122,600	3,855
	Exelon Corp.	54,400	2,699
	FirstEnergy Corp.	52,200	2,387

		Market
		Value•
	Shares	($000)
American Electric
Power Co. Inc.	72,324	2,241
FPL Group Inc.	27,808	1,536
CMS Energy Corp.	73,438	984
NiSource Inc.	25,500	354
Sempra Energy	6,713	334
* AES Corp.	5,741	85
		18,684
Total Common Stocks
(Cost $554,943)		571,489

	Face
	Amount
	($000)
Temporary Cash Investment (0.1%)[1]
U.S. Government and Agency Obligations (0.1%)
2,3 Federal Home Loan
Bank Discount Notes
0.275%, 2/19/10
(Cost $400)	400	400
Total Investments (99.8%)
(Cost $555,343)		571,889
Other Assets and Liabilities (0.2%)
Other Assets		2,145
Liabilities		(871)
		1,274
Net Assets (100%)		573,163

Structured Large-Cap Equity Fund

At September 30, 2009, net assets consisted of:
Amount
($000)
Paid-in Capital	831,357
Undistributed Net Investment Income	7,841
Accumulated Net Realized Losses	(282,573)
Unrealized Appreciation (Depreciation)
Investment Securities	16,546
Futures Contracts	(8)
Net Assets	573,163

Institutional Shares—Net Assets
Applicable to 5,465,686 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	106,417
Net Asset Value Per Share—
Institutional Shares	$19.47

Institutional Plus Shares—Net Assets
Applicable to 11,978,076 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	466,746
Net Asset Value Per Share—
Institutional Plus Shares	$38.97

• See Note A in Notes to Financial Statements.
* Non-income-producing security.
1 The fund invests a portion of its cash reserves in equity markets through the use of index futures contracts. After giving effect to futures investments, the fund’s effective common stock and temporary cash investment positions represent 100.0% and –0.2%, respectively, of net assets.
2 The issuer operates under a congressional charter; its securities are not backed by the full faith and credit of the U.S. government.
3 Securities with a value of $400,000 have been segregated as initial margin for open futures contracts.
REIT—Real Estate Investment Trust.
See accompanying Notes, which are an integral part of the Financial Statements.

Structured Large-Cap Equity Fund

Statement of Operations

Year Ended
September 30, 2009
($000)
Investment Income
Income
Dividends	13,270
Interest[1]	35
Security Lending	124
Total Income	13,429
Expenses
The Vanguard Group—Note B
Investment Advisory Services	352
Management and Administrative—Institutional Shares	134
Management and Administrative—Institutional Plus Shares	269
Marketing and Distribution—Institutional Shares	29
Marketing and Distribution—Institutional Plus Shares	120
Custodian Fees	19
Auditing Fees	25
Shareholders’ Reports and Proxies—Institutional Shares	4
Shareholders’ Reports and Proxies—Institutional Plus Shares	2
Trustees’ Fees and Expenses	1
Total Expenses	955
Net Investment Income	12,474
Realized Net Gain (Loss)
Investment Securities Sold	(239,514)
Futures Contracts	(2,547)
Realized Net Gain (Loss)	(242,061)
Change in Unrealized Appreciation (Depreciation)
Investment Securities	118,017
Futures Contracts	428
Change in Unrealized Appreciation (Depreciation)	118,445
Net Increase (Decrease) in Net Assets Resulting from Operations	(111,142)
1 Interest income from an affiliated company of the fund was $25,000.

See accompanying Notes, which are an integral part of the Financial Statements.

Structured Large-Cap Equity Fund

Statement of Changes in Net Assets

	Year Ended September 30,
	2009	2008
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	12,474	18,118
Realized Net Gain (Loss)	(242,061)	(55,634)
Change in Unrealized Appreciation (Depreciation)	118,445	(192,095)
Net Increase (Decrease) in Net Assets Resulting from Operations	(111,142)	(229,611)
Distributions
Net Investment Income
Institutional Shares	(3,907)	(2,671)
Institutional Plus Shares	(13,919)	(12,716)
Realized Capital Gain[1]
Institutional Shares	—	(2,428)
Institutional Plus Shares	—	(10,809)
Total Distributions	(17,826)	(28,624)
Capital Share Transactions
Institutional Shares	(10,600)	(5,788)
Institutional Plus Shares	(99,837)	70,557
Net Increase (Decrease) from Capital Share Transactions	(110,437)	64,769
Total Increase (Decrease)	(239,405)	(193,466)
Net Assets
Beginning of Period	812,568	1,006,034
End of Period[2]	573,163	812,568

1 Includes fiscal 2008 short-term gain distributions totaling $9,615,000. Short-term gain distributions are treated as ordinary income dividends for tax purposes.
2 Net Assets—End of Period includes undistributed net investment income of $7,841,000 and $13,193,000.

See accompanying Notes, which are an integral part of the Financial Statements.

Structured Large-Cap Equity Fund

Financial Highlights

Institutional Shares
				May 16,
				2006[1] to
	Year Ended September 30,			Sept. 30,
For a Share Outstanding Throughout Each Period	2009	2008	2007	2006
Net Asset Value, Beginning of Period	$22.56	$29.98	$26.03	$24.96
Investment Operations
Net Investment Income	.546	.492	.476[2]	.130
Net Realized and Unrealized Gain (Loss)
on Investments	(2.993)	(7.091)	3.657	.940
Total from Investment Operations	(2.447)	(6.599)	4.133	1.070
Distributions
Dividends from Net Investment Income	(.643)	(.430)	(.172)	—
Distributions from Realized Capital Gains	—	(.391)	(.011)	—
Total Distributions	(.643)	(.821)	(.183)	—
Net Asset Value, End of Period	$19.47	$22.56	$29.98	$26.03

Total Return	–10.25%	–22.52%	15.94%	4.29%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$106	$135	$187	$127
Ratio of Total Expenses to
Average Net Assets	0.25%	0.20%	0.25%	0.25%[3]
Ratio of Net Investment Income to
Average Net Assets	2.33%	1.91%	1.69%	1.67%[3]
Portfolio Turnover Rate	80%[4]	72%	54%[4]	30%

1 Inception.
2 Calculated based on average shares outstanding.
3 Annualized.
4 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares.

See accompanying Notes, which are an integral part of the Financial Statements.

Structured Large-Cap Equity Fund

Financial Highlights

Institutional Plus Shares
				May 15,
				2006[1] to
	Year Ended September 30,			Sept. 30,
For a Share Outstanding Throughout Each Period	2009	2008	2007	2006
Net Asset Value, Beginning of Period	$45.15	$60.02	$52.07	$50.00
Investment Operations
Net Investment Income	1.116	1.025	1.018[2]	.250
Net Realized and Unrealized Gain (Loss)
on Investments	(5.980)	(14.193)	7.317	1.820
Total from Investment Operations	(4.864)	(13.168)	8.335	2.070
Distributions
Dividends from Net Investment Income	(1.316)	(.920)	(.363)	—
Distributions from Realized Capital Gains	—	(.782)	(.022)	—
Total Distributions	(1.316)	(1.702)	(.385)	—
Net Asset Value, End of Period	$38.97	$45.15	$60.02	$52.07

Total Return	–10.16%	–22.46%	16.07%	4.14%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$467	$677	$819	$203
Ratio of Total Expenses to
Average Net Assets	0.17%	0.12%	0.15%	0.15%[3]
Ratio of Net Investment Income to
Average Net Assets	2.41%	1.99%	1.79%	1.77%[3]
Portfolio Turnover Rate	80%[4]	72%	54%[4]	30%

1 Inception.
2 Calculated based on average shares outstanding.
3 Annualized.
4 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares.

See accompanying Notes, which are an integral part of the Financial Statements.

Structured Large-Cap Equity Fund

Notes to Financial Statements

Vanguard Structured Large-Cap Equity Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers two classes of shares: Institutional Shares and Institutional Plus Shares. Institutional Shares are available to investors who invest a minimum of $5 million. Institutional Plus Shares are available to investors who invest a minimum of $200 million ($100 million for investors with total Vanguard investments of at least $1 billion).

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value.

2. Futures Contracts: The fund uses index futures contracts to a limited extent, with the objective of maintaining full exposure to the stock market while maintaining liquidity. The fund may purchase or sell futures contracts to achieve a desired level of investment, whether to accommodate portfolio turnover or cash flows from capital share transactions. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the fund and the prices of futures contracts, and the possibility of an illiquid market.

Futures contracts are valued at their quoted daily settlement prices. The aggregate principal amounts of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

3. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (September 30, 2006–2009), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

4. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

5. Security Lending: The fund may lend its securities to qualified institutional borrowers to earn additional income. Security loans are required to be secured at all times by collateral at least equal to the market value of securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability for the return of the collateral, during the period the securities are on loan. Security lending income represents the income earned on investing cash collateral, less expenses associated with the loan.

Structured Large-Cap Equity Fund

6. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses), shareholder reporting, and proxies. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. The Vanguard Group furnishes at cost investment advisory, corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At September 30, 2009, the fund had contributed capital of $120,000 to Vanguard (included in Other Assets), representing 0.02% of the fund’s net assets and 0.05% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.

Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

The following table summarizes the fund’s investments as of September 30, 2009, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
Common Stocks	571,489	—	—
Temporary Cash Investments	—	400	—
Futures Contracts—Liabilities[1]	(3)	—	—
Total	571,486	400	—
1 Represents variation margin on the last day of the reporting period.

Structured Large-Cap Equity Fund

D. At September 30, 2009, the aggregate settlement value of open futures contracts and the related unrealized appreciation (depreciation) were:

($000)
		Number of	Aggregate	Unrealized
		Long (Short)	Settlement	Appreciation
Futures Contracts	Expiration	Contracts	Value	(Depreciation)
E-mini S&P 500 Index	December 2009	30	1,579	(8)

Unrealized appreciation (depreciation) on open futures contracts is required to be treated as realized gain (loss) for tax purposes.

E. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

During the year ended September 30, 2009, the fund realized $20,147,000 of net capital losses resulting from in-kind redemptions—in which shareholders exchanged fund shares for securities held by the fund rather than for cash. Because such losses are not taxable losses to the fund, they have been reclassified from accumulated net realized losses to paid-in capital.

For tax purposes, at September 30, 2009, the fund had $8,385,000 of ordinary income available for distribution. The fund had available capital loss carryforwards totaling $163,235,000 to offset future net capital gains through September 30, 2017. In addition, the fund realized losses of $119,350,000 during the period from November 1, 2008, through September 30, 2009, which are deferred and will be treated as realized for tax purposes in fiscal 2010.

At September 30, 2009, the cost of investment securities for tax purposes was $555,348,000. Net unrealized appreciation of investment securities for tax purposes was $16,541,000, consisting of unrealized gains of $57,736,000 on securities that had risen in value since their purchase and $41,195,000 in unrealized losses on securities that had fallen in value since their purchase.

F. During the year ended September 30, 2009, the fund purchased $466,548,000 of investment securities and sold $575,916,000 of investment securities, other than temporary cash investments.

Structured Large-Cap Equity Fund

G.	Capital share transactions for each class of shares were:

			Year Ended September 30,
		2009		2008
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
Institutional Shares
Issued	4,395	272	2,581	99
Issued in Lieu of Cash Distributions	1,002	62	958	35
Redeemed	(15,997)	(874)	(9,327)	(359)
Net Increase (Decrease)—Institutional Shares	(10,600)	(540)	(5,788)	(225)
Institutional Plus Shares
Issued	41,945	1,312	53,067	1,029
Issued in Lieu of Cash Distributions	7,918	246	17,490	316
Redeemed	(149,700)	(4,575)	—	—
Net Increase (Decrease)—Institutional Plus Shares	(99,837)	(3,017)	70,557	1,345

H. In preparing the financial statements as of September 30, 2009, management considered the impact of subsequent events occurring through November 10, 2009, for potential recognition or disclosure in these financial statements.

Structured Large-Cap Growth Fund

Fund Profile
As of September 30, 2009

Portfolio Characteristics
		Comparative	Broad
	Fund	Index[1]	Index[2]
Number of Stocks	192	624	4,324
Median Market Cap	$34.5B	$37.2B	$29.0B
Price/Earnings Ratio	17.9x	22.0x	27.9x
Price/Book Ratio	3.7x	3.6x	2.1x
Yield[3]		1.6%	1.9%
Institutional Shares	1.4%
Institutional
Plus Shares	1.5%
Return on Equity	23.9%	23.5%	19.1%
Earnings Growth Rate	18.2%	16.6%	9.6%
Foreign Holdings	0.6%	0.0%	0.0%
Turnover Rate	66%	—	—
Expense Ratio[4]		—	—
Institutional Shares	0.25%
Institutional
Plus Shares	0.17%
Short-Term Reserves	0.0%	—	—

Sector Diversification (% of equity exposure)
		Comparative	Broad
	Fund	Index[1]	Index[2]
Consumer Discretionary	10.8%	10.4%	10.1%
Consumer Staples	15.0	16.0	9.9
Energy	4.7	4.2	11.0
Financials	5.4	5.2	16.7
Health Care	16.0	16.7	12.9
Industrials	10.9	10.2	10.6
Information Technology	31.3	31.7	18.2
Materials	4.4	4.0	3.9
Telecommunication
Services	0.2	0.6	2.9
Utilities	1.3	1.0	3.8

Volatility Measures[5]
	Fund Versus	Fund Versus
	Comparative Index[1]	Broad Index[2]
R-Squared	1.00	0.96
Beta	0.99	0.95

Ten Largest Holdings[6] (% of total net assets)

Apple Inc.	computer hardware	3.7%
International Business
Machines Corp.	computer hardware	3.5
Microsoft Corp.	systems software	3.3
Johnson & Johnson	pharmaceuticals	3.0
Google Inc. Class A	Internet software
	and services	2.8
Wal-Mart Stores Inc.	hypermarkets and
	super centers	2.6
Philip Morris
International Inc.	tobacco	2.3
Hewlett-Packard Co.	computer hardware	2.2
Cisco Systems Inc.	communications
	equipment	2.1
Oracle Corp.	systems software	2.0
Top Ten		27.5%

Investment Focus

1 Russell 1000 Growth Index.
2 Dow Jones U.S. Total Stock Market Index.
3 30-day SEC yield for the fund; annualized dividend yield for the indexes. See the Glossary.
4 The expense ratios shown are from the prospectus dated January 23, 2009, and represent estimated costs for the current fiscal year based on the fund’s net assets as of the prospectus date. For the fiscal year ended September 30, 2009, the expense ratios were 0.25% for the
Institutional Shares and 0.17% for the Institutional Plus Shares.
5 For an explanation of R-squared, beta, and other terms used here, see the Glossary.
6 The holdings listed exclude any temporary cash investments and equity index products.

Structured Large-Cap Growth Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at www.vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: January 19, 2006–September 30, 2009
Initial Investment of $200,000,000

	Average Annual Total Returns
	Periods Ended September 30, 2009		Final Value of a
		Since	$200,000,000
	One Year	Inception[1]	Investment
Structured Large-Cap Growth Fund
Institutional Plus Shares	–3.79%	–2.72%	$180,590,781
Dow Jones U.S. Total Stock Market Index	–5.83	–2.61	181,371,945
Russell 1000 Growth Index	–1.85	–1.97	185,826,374
Large-Cap Growth Funds Average[2]	–3.02	–3.47	175,493,560

			Final Value of a
		Since	$5,000,000
	One Year	Inception[1]	Investment
Structured Large-Cap Growth Fund
Institutional Shares	–3.89%	–10.83%	$3,852,989
Dow Jones U.S. Total Stock Market Index	–5.83	–11.72	3,765,958
Russell 1000 Growth Index	–1.85	–8.90	4,045,445

1 Performance for the fund and its comparative standards is calculated since the following inception dates: January 19, 2006, for
Institutional Plus Shares; June 22, 2007, for Institutional Shares.
2 Derived from data provided by Lipper Inc.

Structured Large-Cap Growth Fund

Fiscal-Year Total Returns (%): January 19, 2006–September 30, 2009

1 The fund commenced operations as a registered investment company on October 3, 2006. The fund’s performance includes the performance of a predeccesor trust, Vanguard Fiduciary Trust Company Structured Large-Cap Growth Trust, from January 19, 2006, to
October 3, 2006.
Note: See Financial Highlights tables for dividend and capital gains information.

Structured Large-Cap Growth Fund

Financial Statements

Statement of Net Assets
As of September 30, 2009

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at www.sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Market
			Value•
		Shares	($000)
Common Stocks (99.7%)[1]
Consumer Discretionary (10.8%)
	McDonald’s Corp.	9,464	540
	Yum! Brands Inc.	12,000	405
	Gap Inc.	16,900	362
*	Apollo Group Inc. Class A	4,600	339
	Ross Stores Inc.	7,000	334
	Home Depot Inc.	11,200	298
	Omnicom Group Inc.	8,002	296
	Mattel Inc.	14,900	275
*	AutoZone Inc.	1,820	266
	NIKE Inc. Class B	3,728	241
*	Big Lots Inc.	9,600	240
	Darden Restaurants Inc.	6,500	222
*	Aeropostale Inc.	5,000	217
	Comcast Corp.	12,300	198
	TJX Cos. Inc.	5,200	193
*	ITT Educational Services Inc.	1,600	177
	Target Corp.	3,120	146
*	Amazon.com Inc.	1,500	140
*	NVR Inc.	200	127
	H&R Block Inc.	6,900	127
	McGraw-Hill Cos. Inc.	4,800	121
*	Starbucks Corp.	5,700	118
*	DIRECTV Group Inc.	3,900	108
	Advance Auto Parts Inc.	2,400	94
	MDC Holdings Inc.	2,400	83
	Sherwin-Williams Co.	1,300	78
	Comcast Corp. Class A	1,729	29
*	Dollar Tree Inc.	300	15
			5,789
Consumer Staples (15.0%)
	Wal-Mart Stores Inc.	27,957	1,372
	Philip Morris International Inc.	25,569	1,246
	Procter & Gamble Co.	14,403	834
	Coca-Cola Co.	13,548	728
	Colgate-Palmolive Co.	8,605	656
	PepsiCo Inc.	11,111	652
	General Mills Inc.	5,800	373
	Coca-Cola Enterprises Inc.	16,800	360

			Market
			Value•
		Shares	($000)
	Lorillard Inc.	4,200	312
	Mead Johnson Nutrition Co.
	Class A	6,900	311
	Clorox Co.	4,700	276
	Sysco Corp.	9,494	236
	CVS Caremark Corp.	5,984	214
	Walgreen Co.	2,910	109
	Altria Group Inc.	5,269	94
	Campbell Soup Co.	2,600	85
	Molson Coors Brewing Co.
	Class B	1,000	49
	Pepsi Bottling Group Inc.	1,200	44
	Archer-Daniels-Midland Co.	1,100	32
*	Dean Foods Co.	1,600	29
	Alberto-Culver Co. Class B	1,000	28
	Avon Products Inc.	100	3
			8,043
Energy (4.6%)
	Exxon Mobil Corp.	14,673	1,007
	Diamond Offshore Drilling Inc.	3,400	325
	Peabody Energy Corp.	8,000	298
	Murphy Oil Corp.	4,400	253
	Consol Energy Inc.	3,900	176
*	Cameron International Corp.	3,000	114
*	Alpha Natural Resources Inc.	2,833	99
*	FMC Technologies Inc.	1,400	73
*	Dresser-Rand Group Inc.	2,000	62
	Schlumberger Ltd.	700	42
*	Pride International Inc.	800	24
	Tidewater Inc.	300	14
			2,487
Financials (5.4%)
	Aflac Inc.	10,169	435
	Goldman Sachs Group Inc.	1,916	353
*	TD Ameritrade Holding Corp.	15,900	312
	State Street Corp.	5,666	298
	American Express Co.	6,427	218
	Charles Schwab Corp.	11,315	217
	Hudson City Bancorp Inc.	16,400	216
	Moody’s Corp.	9,100	186

Structured Large-Cap Growth Fund

			Market
			Value•
		Shares	($000)
	BOK Financial Corp.	3,600	167
	BlackRock Inc.	500	108
	Wells Fargo & Co.	3,400	96
*	St Joe Co.	2,500	73
	Digital Realty Trust Inc.	1,300	59
	Public Storage	700	53
	Federated Investors Inc.
	Class B	1,600	42
	Simon Property Group Inc.	350	24
	Axis Capital Holdings Ltd.	600	18
*	Jefferies Group Inc.	600	16
*	Investment Technology
	Group Inc.	400	11
			2,902
Health Care (15.9%)
	Johnson & Johnson	26,112	1,590
	Abbott Laboratories	16,169	800
	Baxter International Inc.	10,542	601
	Bristol-Myers Squibb Co.	24,418	550
*	Medco Health Solutions Inc.	9,790	542
	Schering-Plough Corp.	14,132	399
*	Amgen Inc.	5,900	355
	McKesson Corp.	5,740	342
*	Mylan Inc.	18,800	301
	Quest Diagnostics Inc.	5,700	298
	AmerisourceBergen Corp.
	Class A	13,060	292
*	Warner Chilcott PLC Class A	12,100	262
*	Valeant
	Pharmaceuticals International	8,200	230
*	Watson Pharmaceuticals Inc.	6,000	220
	CIGNA Corp.	7,700	216
*	Biogen Idec Inc.	4,131	209
*	Hospira Inc.	4,600	205
*	DaVita Inc.	3,500	198
*	Forest Laboratories Inc.	6,300	185
*	Gilead Sciences Inc.	3,370	157
	Medtronic Inc.	4,240	156
	Eli Lilly & Co.	3,400	112
*	Dendreon Corp.	3,400	95
*	Mettler-Toledo
	International Inc.	900	82
*	Community Health
	Systems Inc.	1,800	57
*	Myriad Genetics Inc.	1,600	44
*	Waters Corp.	500	28
*	Cephalon Inc.	238	14
*	Health Management
	Associates Inc. Class A	1,200	9
			8,549
Industrials (10.9%)
	United Parcel Service Inc.
	Class B	11,647	658
	United Technologies Corp.	9,882	602
	Lockheed Martin Corp.	6,104	476
	Union Pacific Corp.	7,566	441

			Market
			Value•
		Shares	($000)
	3M Co.	4,726	349
	Fluor Corp.	6,700	341
	Honeywell International Inc.	8,580	319
	Flowserve Corp.	2,800	276
	Goodrich Corp.	4,900	266
	Joy Global Inc.	4,500	220
	L-3 Communications
	Holdings Inc.	2,700	217
	ITT Corp.	3,600	188
	Dover Corp.	4,500	174
	Waste Management Inc.	5,458	163
*	Shaw Group Inc.	4,800	154
	Dun & Bradstreet Corp.	2,000	151
	Precision Castparts Corp.	1,277	130
*	Jacobs Engineering Group Inc.	2,800	129
	Raytheon Co.	2,604	125
*	Iron Mountain Inc.	3,700	99
	Northrop Grumman Corp.	1,800	93
	Pitney Bowes Inc.	3,200	79
	RR Donnelley & Sons Co.	3,000	64
*	Thomas & Betts Corp.	1,500	45
*	Cooper Industries PLC
	Class A	700	26
*	URS Corp.	500	22
*	WESCO International Inc.	500	14
	Emerson Electric Co.	346	14
	Copa Holdings SA Class A	200	9
			5,844
Information Technology (31.3%)
*	Apple Inc.	10,612	1,967
	International Business
	Machines Corp.	15,807	1,891
	Microsoft Corp.	68,085	1,763
*	Google Inc. Class A	3,015	1,495
	Hewlett-Packard Co.	25,577	1,207
*	Cisco Systems Inc.	47,450	1,117
	Oracle Corp.	51,496	1,073
	Intel Corp.	34,320	672
	QUALCOMM Inc.	10,903	490
	Automatic Data
	Processing Inc.	10,400	409
	Texas Instruments Inc.	16,961	402
*	Marvell Technology
	Group Ltd.	21,400	346
	Xilinx Inc.	14,500	340
*	Western Digital Corp.	8,300	303
*	Hewitt Associates Inc.
	Class A	8,300	302
*	Accenture PLC Class A	7,835	292
*	Sohu.com Inc.	3,900	268
*	EMC Corp.	15,294	261
*	BMC Software Inc.	6,510	244
*	Genpact Ltd.	18,800	231
*	ON Semiconductor Corp.	25,500	210
	CA Inc.	9,300	205

Structured Large-Cap Growth Fund

			Market
			Value•
		Shares	($000)
	Broadridge Financial
	Solutions Inc.	9,000	181
*	NeuStar Inc. Class A	7,500	170
	Diebold Inc.	5,000	165
*	Teradata Corp.	5,500	151
*	Alliance Data Systems Corp.	2,100	128
*	Red Hat Inc.	3,800	105
*	NCR Corp.	6,800	94
	Linear Technology Corp.	3,100	86
	Visa Inc. Class A	800	55
*	Micron Technology Inc.	4,900	40
*	Dolby Laboratories Inc.
	Class A	1,000	38
*	Affiliated Computer
	Services Inc. Class A	600	33
*	QLogic Corp.	1,500	26
*	NetApp Inc.	900	24
	Mastercard Inc. Class A	100	20
			16,804
Materials (4.4%)
	Praxair Inc.	6,470	529
	Newmont Mining Corp.	11,400	502
	EI Du Pont de
	Nemours & Co.	12,100	389
*	Pactiv Corp.	7,800	203
	FMC Corp.	3,400	191
	Monsanto Co.	2,227	172
	Celanese Corp. Class A	6,070	152
*	Owens-Illinois Inc.	2,800	103
	Freeport-McMoRan Copper
	& Gold Inc.	1,300	89
	Ball Corp.	600	30
			2,360
Telecommunication Services (0.2%)
*	American Tower Corp.
	Class A	1,800	66
	Windstream Corp.	3,000	30
			96
Utilities (1.2%)
	Exelon Corp.	5,972	296
*	AES Corp.	12,400	184
	Public Service Enterprise
	Group Inc.	5,749	181
	FPL Group Inc.	100	5
			666
Total Common Stocks
(Cost $47,403)			53,540
Temporary Cash Investments (0.3%)[1]
Money Market Fund (0.1%)
2	Vanguard Market
	Liquidity Fund, 0.267%	57,757	58

	Face	Market
	Amount	Value•
	($000)	($000)
U.S. Government and Agency Obligations (0.2%)
3,4 Freddie Mac Discount Notes,
0.260%, 12/22/09	100	100
Total Temporary Cash Investments
(Cost $158)		158
Total Investments (100.0%)
(Cost $47,561)		53,698
Other Assets and Liabilities (0.0%)
Other Assets		257
Liabilities		(238)
		19
Net Assets (100%)		53,717

Structured Large-Cap Growth Fund

At September 30, 2009, net assets consisted of:
Amount
($000)
Paid-in Capital	63,711
Undistributed Net Investment Income	522
Accumulated Net Realized Losses	(16,651)
Unrealized Appreciation (Depreciation)
Investment Securities	6,137
Futures Contracts	(2)
Net Assets	53,717

Institutional Shares—Net Assets
Applicable to 466,973 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	9,983
Net Asset Value Per Share—
Institutional Shares	$21.38

Institutional Plus Shares—Net Assets
Applicable to 1,026,701 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	43,734
Net Asset Value Per Share—
Institutional Plus Shares	$42.60

• See Note A in Notes to Financial Statements.
* Non-income-producing security.
1 The fund invests a portion of its cash reserves in equity markets through the use of index futures contracts. After giving effect to futures investments, the fund’s effective common stock and temporary cash investment positions represent 100.0% and 0.0%, respectively, of net assets.
2 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the
7-day yield.
3 The issuer operates under a congressional charter; its securities are not backed by the full faith and credit of the U.S. government.
4 Securities with a value of $100,000 have been segregated as initial margin for open futures contracts.
See accompanying Notes, which are an integral part of the Financial Statements.

Structured Large-Cap Growth Fund

Statement of Operations

Year Ended
September 30, 2009
($000)
Investment Income
Income
Dividends	836
Interest[1]	1
Total Income	837
Expenses
The Vanguard Group—Note B
Investment Advisory Services	—
Management and Administrative—Institutional Shares	11
Management and Administrative—Institutional Plus Shares	29
Marketing and Distribution—Institutional Shares	3
Marketing and Distribution—Institutional Plus Shares	8
Custodian Fees	7
Auditing Fees	23
Shareholders’ Reports and Proxies—Institutional Shares	1
Shareholders’ Reports and Proxies—Institutional Plus Shares	—
Total Expenses	82
Net Investment Income	755
Realized Net Gain (Loss)
Investment Securities Sold	(12,720)
Futures Contracts	(107)
Realized Net Gain (Loss)	(12,827)
Change in Unrealized Appreciation (Depreciation)
Investment Securities	9,919
Futures Contracts	22
Change in Unrealized Appreciation (Depreciation)	9,941
Net Increase (Decrease) in Net Assets Resulting from Operations	(2,131)
1 Interest income from an affiliated company of the fund was $1,000.

See accompanying Notes, which are an integral part of the Financial Statements.

Structured Large-Cap Growth Fund

Statement of Changes in Net Assets

	Year Ended September 30,
	2009	2008
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	755	709
Realized Net Gain (Loss)	(12,827)	(3,652)
Change in Unrealized Appreciation (Depreciation)	9,941	(12,383)
Net Increase (Decrease) in Net Assets Resulting from Operations	(2,131)	(15,326)
Distributions
Net Investment Income
Institutional Shares	(137)	(80)
Institutional Plus Shares	(618)	(553)
Realized Capital Gain[1]
Institutional Shares	—	(169)
Institutional Plus Shares	—	(1,114)
Total Distributions	(755)	(1,916)
Capital Share Transactions
Institutional Shares	137	4,149
Institutional Plus Shares	618	1,667
Net Increase (Decrease) from Capital Share Transactions	755	5,816
Total Increase (Decrease)	(2,131)	(11,426)
Net Assets
Beginning of Period	55,848	67,274
End of Period[2]	53,717	55,848

1 Includes fiscal 2008 short-term gain distributions totaling $540,000. Short-term gain distributions are treated as ordinary income dividends for tax purposes.
2 Net Assets—End of Period includes undistributed net investment income of $522,000 and $522,000.

See accompanying Notes, which are an integral part of the Financial Statements.

Structured Large-Cap Growth Fund

Financial Highlights

Institutional Shares
			June 22,
	Year Ended		2007[1] to
	September 30,		Sept. 30,
For a Share Outstanding Throughout Each Period	2009	2008	2007
Net Asset Value, Beginning of Period	$22.63	$29.93	$29.04
Investment Operations
Net Investment Income	.290	.283	.050
Net Realized and Unrealized Gain (Loss) on Investments	(1.243)	(6.742)	.840
Total from Investment Operations	(.953)	(6.459)	.890
Distributions
Dividends from Net Investment Income	(.297)	(.270)	—
Distributions from Realized Capital Gains	—	(.571)	—
Total Distributions	(.297)	(.841)	—
Net Asset Value, End of Period	$21.38	$22.63	$29.93

Total Return	–3.89%	–22.20%	3.06%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$10	$10	$9
Ratio of Total Expenses to Average Net Assets	0.25%	0.20%	0.25%[2]
Ratio of Net Investment Income to Average Net Assets	1.60%	1.07%	0.84%[2]
Portfolio Turnover Rate	66%	70%	56%
1 Inception.
2 Annualized.

See accompanying Notes, which are an integral part of the Financial Statements.

Structured Large-Cap Growth Fund

Financial Highlights

Institutional Plus Shares
			Oct. 3,
	Year Ended		2006[1] to
	September 30,		Sept. 30,
For a Share Outstanding Throughout Each Period	2009	2008	2007
Net Asset Value, Beginning of Period	$45.07	$59.60	$50.00
Investment Operations
Net Investment Income	.607	.591	.547
Net Realized and Unrealized Gain (Loss) on Investments	(2.464)	(13.420)	9.256
Total from Investment Operations	(1.857)	(12.829)	9.803
Distributions
Dividends from Net Investment Income	(.613)	(.564)	(.150)
Distributions from Realized Capital Gains	—	(1.137)	(.053)
Total Distributions	(.613)	(1.701)	(.203)
Net Asset Value, End of Period	$42.60	$45.07	$59.60

Total Return	–3.79%	–22.16%	19.66%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$44	$45	$58
Ratio of Total Expenses to Average Net Assets	0.17%	0.12%	0.15%[2]
Ratio of Net Investment Income to Average Net Assets	1.68%	1.15%	0.94%[2]
Portfolio Turnover Rate	66%	70%	56%

1 Commencement of operations as a registered investment company.
2 Annualized.

See accompanying Notes, which are an integral part of the Financial Statements.

Structured Large-Cap Growth Fund

Notes to Financial Statements

Vanguard Structured Large-Cap Growth Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers two classes of shares: Institutional Shares and Institutional Plus Shares. Institutional Shares are available to investors who invest a minimum of $5 million. Institutional Plus Shares are available to investors who invest a minimum of $200 million ($100 million for investors with total Vanguard investments of at least $1 billion).

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value.

2. Futures Contracts: The fund uses index futures contracts to a limited extent, with the objective of maintaining full exposure to the stock market while maintaining liquidity. The fund may purchase or sell futures contracts to achieve a desired level of investment, whether to accommodate portfolio turnover or cash flows from capital share transactions. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the fund and the prices of futures contracts, and the possibility of an illiquid market.

Futures contracts are valued at their quoted daily settlement prices. The aggregate principal amounts of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

3. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (September 30, 2007–2009), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

4. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

5. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses), shareholder reporting, and proxies. Marketing and

Structured Large-Cap Growth Fund

distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. The Vanguard Group furnishes at cost investment advisory, corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At September 30, 2009, the fund had contributed capital of $11,000 to Vanguard (included in Other Assets), representing 0.02% of the fund’s net assets and 0.00% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.

Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

The following table summarizes the fund’s investments as of September 30, 2009, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
Common Stocks	53,540	—	—
Temporary Cash Investments	58	100	—
Total	53,598	100	—

D. At September 30, 2009, the aggregate settlement value of open futures contracts and the related unrealized appreciation (depreciation) were:

($000)
		Number of	Aggregate	Unrealized
		Long (Short)	Settlement	Appreciation
Futures Contracts	Expiration	Contracts	Value	(Depreciation)
E-mini S&P 500 Index	December 2009	3	158	(2)

Unrealized appreciation (depreciation) on open futures contracts is required to be treated as realized gain (loss) for tax purposes.

Structured Large-Cap Growth Fund

E. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

For tax purposes, at September 30, 2009, the fund had $559,000 of ordinary income available for distribution. The fund had available capital loss carryforwards totaling $5,741,000 to offset future net capital gains through September 30, 2017. In addition, the fund realized losses of $10,912,000 during the period from November 1, 2008, through September 30, 2009, which are deferred and will be treated as realized for tax purposes in fiscal 2010.

At September 30, 2009, the cost of investment securities for tax purposes was $47,561,000. Net unrealized appreciation of investment securities for tax purposes was $6,137,000, consisting of unrealized gains of $7,353,000 on securities that had risen in value since their purchase and $1,216,000 in unrealized losses on securities that had fallen in value since their purchase.

F. During the year ended September 30, 2009, the fund purchased $31,107,000 of investment securities and sold $30,289,000 of investment securities, other than temporary cash investments.

G. Capital share transactions for each class of shares were:
			Year Ended September 30,
		2009		2008
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
Institutional Shares
Issued	—	—	5,000	194
Issued in Lieu of Cash Distributions	137	8	249	9
Redeemed	—	—	(1,100)	(40)
Net Increase (Decrease)—Institutional Shares	137	8	4,149	163
Institutional Plus Shares
Issued	—	—	—	—
Issued in Lieu of Cash Distributions	618	18	1,667	29
Redeemed	—	—	—	—
Net Increase (Decrease)—Institutional Plus Shares	618	18	1,667	29

H. In preparing the financial statements as of September 30, 2009, management considered the impact of subsequent events occurring through November 10, 2009, for potential recognition or disclosure in these financial statements.

Structured Large-Cap Value Fund

Fund Profile
As of September 30, 2009

Portfolio Characteristics
		Comparative	Broad
	Fund	Index[1]	Index[2]
Number of Stocks	218	675	4,324
Median Market Cap	$30.8B	$30.4B	$29.0B
Price/Earnings Ratio	22.5x	30.8x	27.9x
Price/Book Ratio	1.7x	1.6x	2.1x
Yield—Institutional
Plus Shares[3]	2.1%	2.3%	1.9%
Return on Equity	17.2%	16.7%	19.1%
Earnings Growth Rate	6.2%	3.0%	9.6%
Foreign Holdings	0.0%	0.0%	0.0%
Turnover Rate	68%	—	—
Expense Ratio[4]		—	—
Institutional
Plus Shares	0.17%
Short-Term Reserves	0.3%	—	—

Sector Diversification (% of equity exposure)
		Comparative	Broad
	Fund	Index[1]	Index[2]
Consumer Discretionary	10.0%	9.4%	10.1%
Consumer Staples	4.7	5.5	9.9
Energy	18.6	18.4	11.0
Financials	25.4	25.4	16.7
Health Care	9.1	9.1	12.9
Industrials	10.6	10.7	10.6
Information Technology	5.5	5.1	18.2
Materials	4.3	3.9	3.9
Telecommunication
Services	5.4	5.6	2.9
Utilities	6.4	6.9	3.8

Volatility Measures[5]
	Fund Versus	Fund Versus
	Comparative Index[1]	Broad Index[2]
R-Squared	1.00	0.96
Beta	0.98	1.01

Ten Largest Holdings[6] (% of total net assets)

Exxon Mobil Corp.	integrated oil
	and gas	5.2%
AT&T Inc.	integrated
	telecommunication
	services	3.4
General Electric Co.	industrial
	conglomerates	3.3
Chevron Corp.	integrated oil
	and gas	3.1
JPMorgan Chase & Co.	diversified
	financial services	3.0
Wells Fargo & Co.	diversified banks	2.6
Bank of America Corp.	diversified
	financial services	2.6
Pfizer Inc.	pharmaceuticals	2.4
Goldman Sachs Group Inc.	investment banking
	and brokerage	2.2
ConocoPhillips	integrated oil
	and gas	1.6
Top Ten		29.4%

Investment Focus

1 Russell 1000 Value Index.
2 Dow Jones U.S. Total Stock Market Index.
3 30-day SEC yield for the fund; annualized dividend yield for the indexes. See the Glossary.
4 The expense ratio shown is from the prospectus dated January 23, 2009, and represents estimated costs for the current fiscal year based on the fund’s net assets as of the prospectus date. For the fiscal year ended September 30, 2009, the fund’s expense ratio was 0.17%.
5 For an explanation of R-squared, beta, and other terms used here, see the Glossary.
6 The holdings listed exclude any temporary cash investments and equity index products.

Structured Large-Cap Value Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at www.vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: December 15, 2005–September 30, 2009
Initial Investment of $200,000,000

	Average Annual Total Returns
	Periods Ended September 30, 2009		Final Value of a
		Since	$200,000,000
	One Year	Inception[1]	Investment
Structured Large-Cap Value Fund
Institutional Plus Shares	–13.73%	–4.72%	$166,475,800
Dow Jones U.S. Total Stock Market Index	–5.83	–2.08	184,687,409
Russell 1000 Value Index	–10.62	–3.49	174,825,926
Large-Cap Value Funds Average[2]	–7.67	–3.43	175,235,501

1 Performance for the fund and its comparative standards is calculated since the fund’s inception: December 15, 2005.
2 Derived from data provided by Lipper Inc.

Structured Large-Cap Value Fund

Fiscal-Year Total Returns (%): December 15, 2005–September 30, 2009

1 The fund commenced operations as a registered investment company on January 18, 2007. The fund’s performance includes the performance of a predeccesor trust, Vanguard Fiduciary Trust Company Structured Large-Cap Value Trust, from December 15, 2005, to
January 18, 2007.
Note: See Financial Highlights table for dividend and capital gains information.

Structured Large-Cap Value Fund

Financial Statements

Statement of Net Assets
As of September 30, 2009

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at www.sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Market
			Value•
		Shares	($000)
Common Stocks (99.8%)[1]
Consumer Discretionary (10.0%)
	Home Depot Inc.	20,200	538
*	Ford Motor Co.	62,700	452
	Time Warner Cable Inc.	9,800	422
	Comcast Corp. Class A	24,676	417
	Gannett Co. Inc.	25,200	315
	Gap Inc.	13,000	278
	News Corp. Class A	20,010	240
	Walt Disney Co.	8,290	228
	Wyndham Worldwide Corp.	12,600	206
	McGraw-Hill Cos. Inc.	7,900	199
	DR Horton Inc.	16,500	188
	RadioShack Corp.	11,300	187
	Comcast Corp.	11,200	180
	Limited Brands Inc.	10,300	175
	Autoliv Inc.	4,800	161
*	NVR Inc.	200	128
	Carnival Corp.	3,600	120
	Cablevision Systems Corp.
	Class A	5,000	119
	Lennar Corp. Class A	6,800	97
	Whirlpool Corp.	1,200	84
	Pulte Homes Inc.	7,100	78
	Time Warner Inc.	2,340	67
*	Liberty
	Media Corp. - Interactive	5,200	57
	MDC Holdings Inc.	500	17
*	DISH Network Corp. Class A	900	17
*	Warner Music Group Corp.	2,500	14
*	Las Vegas Sands Corp.	500	9
			4,993
Consumer Staples (4.7%)
	Kraft Foods Inc.	16,376	430
*	Dr Pepper Snapple Group Inc.	12,000	345
	Procter & Gamble Co.	5,215	302
	Archer-Daniels-Midland Co.	10,100	295
	ConAgra Foods Inc.	12,400	269
	Wal-Mart Stores Inc.	4,500	221
	General Mills Inc.	3,100	199
	CVS Caremark Corp.	4,800	171

			Market
			Value•
		Shares	($000)
	Mead Johnson Nutrition Co.
	Class A	1,200	54
	Molson Coors Brewing Co.
	Class B	670	33
	Alberto-Culver Co. Class B	600	17
	Clorox Co.	200	12
	Hershey Co.	300	12
			2,360
Energy (18.6%)
	Exxon Mobil Corp.	38,010	2,608
	Chevron Corp.	22,290	1,570
	ConocoPhillips	17,674	798
	Apache Corp.	6,000	551
	Anadarko Petroleum Corp.	5,950	373
	Spectra Energy Corp.	18,800	356
	Occidental Petroleum Corp.	4,300	337
	Murphy Oil Corp.	5,700	328
	Devon Energy Corp.	4,600	310
	Rowan Cos. Inc.	11,100	256
	Tidewater Inc.	5,400	254
*	SEACOR Holdings Inc.	3,100	253
*	Newfield Exploration Co.	5,200	221
*	National Oilwell Varco Inc.	4,000	173
	Marathon Oil Corp.	5,300	169
*	Pride International Inc.	5,000	152
	Tesoro Corp.	8,400	126
	Schlumberger Ltd.	1,800	107
	Chesapeake Energy Corp.	2,900	82
	ENSCO International Inc.	1,300	55
	Frontier Oil Corp.	3,400	47
*	Plains Exploration &
	Production Co.	1,400	39
	Overseas Shipholding
	Group Inc.	900	34
	EOG Resources Inc.	400	34
	El Paso Corp.	2,800	29
*	Helix Energy Solutions
	Group Inc.	1,600	24
	Massey Energy Co.	300	9
			9,295

Structured Large-Cap Value Fund

			Market
			Value•
		Shares	($000)
Financials (25.3%)
	JPMorgan Chase & Co.	33,980	1,489
	Wells Fargo & Co.	46,445	1,309
	Bank of America Corp.	77,035	1,303
	Goldman Sachs Group Inc.	5,925	1,092
	Travelers Cos. Inc.	10,700	527
	US Bancorp	22,069	482
	Citigroup Inc.	98,488	477
	Bank of New York
	Mellon Corp.	14,743	427
	Chubb Corp.	8,300	418
	BB&T Corp.	14,850	404
	American Express Co.	11,600	393
	State Street Corp.	7,000	368
	Unum Group	14,900	319
	BlackRock Inc.	1,300	282
	Torchmark Corp.	5,800	252
	Hudson City Bancorp Inc.	14,800	195
	American Financial
	Group Inc.	7,400	189
*	Jefferies Group Inc.	6,900	188
*	Progressive Corp.	9,800	162
	PNC Financial Services
	Group Inc.	3,300	160
	Morgan Stanley	4,990	154
	Bank of Hawaii Corp.	3,530	147
	Annaly Capital
	Management Inc.	7,100	129
	PartnerRe Ltd.	1,600	123
	Host Hotels & Resorts Inc.	9,400	111
	Axis Capital Holdings Ltd.	3,500	106
	HCP Inc.	3,400	98
	Liberty Property Trust	2,600	84
	BOK Financial Corp.	1,700	79
	Hospitality Properties Trust	3,600	73
	New York Community
	Bancorp Inc.	6,200	71
	Senior Housing
	Properties Trust	3,700	71
	Brandywine Realty Trust	6,400	71
	Alexandria Real
	Estate Equities Inc.	1,300	71
	HRPT Properties Trust	9,000	68
	Nationwide Health
	Properties Inc.	1,900	59
	Plum Creek Timber Co. Inc.	1,900	58
	Equity Residential	1,880	58
*	AmeriCredit Corp.	3,600	57
	Hartford Financial Services
	Group Inc.	2,100	56
	Fifth Third Bancorp	4,700	48
	Protective Life Corp.	2,100	45
*	MBIA Inc.	5,200	40
	Vornado Realty Trust	619	40
*	American International
	Group Inc.	900	40

			Market
			Value•
		Shares	($000)
	Boston Properties Inc.	600	39
*	St Joe Co.	1,200	35
	Simon Property Group Inc.	502	35
	Franklin Resources Inc.	300	30
	Corporate Office
	Properties Trust SBI	800	29
	Allstate Corp.	750	23
	Genworth Financial Inc.
	Class A	1,400	17
	Prudential Financial Inc.	300	15
	ProLogis	1,100	13
	Ventas Inc.	300	11
	AvalonBay Communities Inc.	100	7
			12,647
Health Care (9.1%)
	Pfizer Inc.	72,120	1,194
	Johnson & Johnson	9,790	596
	Wyeth	9,250	449
	UnitedHealth Group Inc.	11,700	293
	Eli Lilly & Co.	8,230	272
	Merck & Co. Inc.	8,480	268
	Bristol-Myers Squibb Co.	11,500	259
	AmerisourceBergen Corp.
	Class A	11,200	251
*	WellPoint Inc.	3,590	170
*	Forest Laboratories Inc.	5,500	162
*	LifePoint Hospitals Inc.	5,500	149
	Universal Health Services Inc.
	Class B	2,100	130
*	Mylan Inc.	8,100	130
	Schering-Plough Corp.	2,000	56
	Quest Diagnostics Inc.	900	47
	CIGNA Corp.	1,500	42
	IMS Health Inc.	2,300	35
	Cooper Cos. Inc.	400	12
			4,515
Industrials (10.6%)
	General Electric Co.	99,150	1,628
	General Dynamics Corp.	7,180	464
	United Technologies Corp.	5,000	305
	Joy Global Inc.	5,400	264
	Union Pacific Corp.	4,300	251
	CSX Corp.	5,800	243
	RR Donnelley & Sons Co.	10,200	217
	Northrop Grumman Corp.	3,650	189
	Burlington Northern
	Santa Fe Corp.	2,200	176
	Raytheon Co.	3,600	173
*	General Cable Corp.	4,400	172
	L-3 Communications
	Holdings Inc.	2,100	169
	Pitney Bowes Inc.	6,400	159
*	Hertz Global Holdings Inc.	13,600	147
*	URS Corp.	3,200	140
	Flowserve Corp.	1,100	108
	ITT Corp.	2,000	104

Structured Large-Cap Value Fund

			Market
			Value•
		Shares	($000)
*	Thomas & Betts Corp.	2,600	78
	Dover Corp.	2,000	77
	Hubbell Inc. Class B	1,500	63
	Waste Management Inc.	2,000	60
	Boeing Co.	1,100	60
*	Owens Corning	1,400	31
			5,278
Information Technology (5.4%)
	Hewlett-Packard Co.	10,700	505
	Intel Corp.	21,900	429
*	Computer Sciences Corp.	6,200	327
*	Micron Technology Inc.	26,100	214
*	Ingram Micro Inc.	10,800	182
*	Marvell Technology
	Group Ltd.	10,600	172
	Diebold Inc.	4,700	155
	CA Inc.	6,700	147
*	Tellabs Inc.	17,400	120
*	Teradata Corp.	4,000	110
*	PMC - Sierra Inc.	8,800	84
*	Tech Data Corp.	1,800	75
*	LSI Corp.	10,000	55
*	Genpact Ltd.	4,400	54
*	EMC Corp.	2,200	37
	Xerox Corp.	4,800	37
*	Western Digital Corp.	300	11
			2,714
Materials (4.3%)
	EI Du Pont de
	Nemours & Co.	13,800	444
	Freeport-McMoRan
	Copper & Gold Inc.	5,100	350
*	Owens-Illinois Inc.	6,800	251
	Bemis Co. Inc.	8,400	218
	FMC Corp.	3,400	191
	Eastman Chemical Co.	3,300	177
*	Pactiv Corp.	5,700	148
	Sonoco Products Co.	5,300	146
	Compass Minerals
	International Inc.	1,000	62
	AK Steel Holding Corp.	3,000	59
	International Paper Co.	2,300	51
	Temple-Inland Inc.	1,300	21
	Dow Chemical Co.	610	16
			2,134
Telecommunication Services (5.4%)
	AT&T Inc.	63,013	1,702
	Verizon Communications Inc.	19,340	585
	Windstream Corp.	19,700	200
*	Sprint Nextel Corp.	22,900	90
	CenturyTel Inc.	1,834	62
	Qwest Communications
	International Inc.	15,200	58
*	NII Holdings Inc.	400	12
			2,709

			Market
			Value•
		Shares	($000)
	Utilities (6.4%)
	Exelon Corp.	9,800	486
	Dominion Resources Inc.	11,900	411
	Public Service Enterprise
	Group Inc.	12,700	399
	Atmos Energy Corp.	9,200	259
	American Electric
	Power Co. Inc.	8,100	251
*	NRG Energy Inc.	8,900	251
	UGI Corp.	9,200	231
*	AES Corp.	12,700	188
	PG&E Corp.	4,500	182
	FPL Group Inc.	2,200	122
	CMS Energy Corp.	7,400	99
	NSTAR	2,900	92
	Sempra Energy	1,800	90
	Edison International	1,500	50
	NiSource Inc.	3,400	47
	FirstEnergy Corp.	584	27
*	Mirant Corp.	1,100	18
			3,203
	Total Common Stocks
	(Cost $48,802)		49,848

		Face
		Amount
		($000)
Temporary Cash Investment (0.4%)[1]
U.S. Government and Agency Obligations (0.4%)
2,3	Freddie Mac
	Discount Notes,
	0.260%, 12/22/09
	(Cost $200)	200	200
	Total Investments (100.2%)
	(Cost $49,002)		50,048
Other Assets and Liabilities (–0.2%)
	Other Assets		69
	Liabilities		(186)
			(117)
	Net Assets (100%)
Applicable to 1,370,426 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)			49,931
	Net Asset Value Per Share		$36.43

Structured Large-Cap Value Fund

At September 30, 2009, net assets consisted of:
Amount
($000)
Paid-in Capital	70,392
Undistributed Net Investment Income	855
Accumulated Net Realized Losses	(22,361)
Unrealized Appreciation (Depreciation)
Investment Securities	1,046
Futures Contracts	(1)
Net Assets	49,931

• See Note A in Notes to Financial Statements.
* Non-income-producing security.
1 The fund invests a portion of its cash reserves in equity markets through the use of index futures contracts. After giving effect to futures investments, the fund’s effective common stock and temporary cash investment positions represent 99.9% and 0.3%, respectively, of net assets.
2 Securities with a value of $200,000 have been segregated as initial margin for open futures contracts.
3 The issuer operates under a congressional charter; its securities are not backed by the full faith and credit of the U.S. government.
See accompanying Notes, which are an integral part of the Financial Statements.

Structured Large-Cap Value Fund

Statement of Operations

Year Ended
September 30, 2009
($000)
Investment Income
Income
Dividends	1,322
Interest[1]	4
Total Income	1,326
Expenses
The Vanguard Group—Note B
Investment Advisory Services	—
Management and Administrative	35
Marketing and Distribution	6
Custodian Fees	8
Auditing Fees	23
Shareholders’ Reports and Proxies	1
Total Expenses	73
Net Investment Income	1,253
Realized Net Gain (Loss)
Investment Securities Sold	(17,568)
Futures Contracts	(152)
Realized Net Gain (Loss)	(17,720)
Change in Unrealized Appreciation (Depreciation)
Investment Securities	8,520
Futures Contracts	5
Change in Unrealized Appreciation (Depreciation)	8,525
Net Increase (Decrease) in Net Assets Resulting from Operations	(7,942)
1 Interest income from an affiliated company of the fund was $1,000.

See accompanying Notes, which are an integral part of the Financial Statements.

Structured Large-Cap Value Fund

Statement of Changes in Net Assets

	Year Ended September 30,
	2009	2008
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	1,253	1,897
Realized Net Gain (Loss)	(17,720)	(4,334)
Change in Unrealized Appreciation (Depreciation)	8,525	(17,283)
Net Increase (Decrease) in Net Assets Resulting from Operations	(7,942)	(19,720)
Distributions
Net Investment Income	(1,827)	(1,731)
Realized Capital Gain[1]	—	(5,031)
Total Distributions	(1,827)	(6,762)
Capital Share Transactions
Issued	—	4,000
Issued in Lieu of Cash Distributions	1,827	6,762
Redeemed	—	(5,000)
Net Increase (Decrease) from Capital Share Transactions	1,827	5,762
Total Increase (Decrease)	(7,942)	(20,720)
Net Assets
Beginning of Period	57,873	78,593
End of Period[2]	49,931	57,873

1 Includes fiscal 2008 short-term gain distributions totaling $1,651,000. Short-term gain distributions are treated as ordinary income dividends for tax purposes.
2 Net Assets—End of Period includes undistributed net investment income of $855,000 and $1,429,000.

See accompanying Notes, which are an integral part of the Financial Statements.

Structured Large-Cap Value Fund

Financial Highlights

Institutional Plus Shares
			Jan. 18,
	Year Ended		2007[1] to
	September 30,		Sept. 30,
For a Share Outstanding Throughout Each Period	2009	2008	2007
Net Asset Value, Beginning of Period	$44.00	$63.87	$60.09
Investment Operations
Net Investment Income	.926	1.426	1.030
Net Realized and Unrealized Gain (Loss) on Investments	(7.108)	(15.946)	2.750
Total from Investment Operations	(6.182)	(14.520)	3.780
Distributions
Dividends from Net Investment Income	(1.388)	(1.370)	—
Distributions from Realized Capital Gains	—	(3.980)	—
Total Distributions	(1.388)	(5.350)	—
Net Asset Value, End of Period	$36.43	$44.00	$63.87

Total Return	–13.73%	–24.47%	6.29%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$50	$58	$79
Ratio of Total Expenses to Average Net Assets	0.17%	0.12%	0.15%[2]
Ratio of Net Investment Income to Average Net Assets	2.90%	2.63%	2.29%[2]
Portfolio Turnover Rate	68%	104%	48%

1 Commencement of operations as a registered investment company.
2 Annualized.

See accompanying Notes, which are an integral part of the Financial Statements.

Structured Large-Cap Value Fund

Notes to Financial Statements

Vanguard Structured Large-Cap Value Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers two classes of shares: Institutional Shares and Institutional Plus Shares. Institutional Shares are available to investors who invest a minimum of $5 million. Institutional Plus Shares are available to investors who invest a minimum of $200 million ($100 million for investors with total Vanguard investments of at least $1 billion). The fund has not issued any Institutional Shares through September 30, 2009.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value.

2. Futures Contracts: The fund uses index futures contracts to a limited extent, with the objective of maintaining full exposure to the stock market while maintaining liquidity. The fund may purchase or sell futures contracts to achieve a desired level of investment, whether to accommodate portfolio turnover or cash flows from capital share transactions. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the fund and the prices of futures contracts, and the possibility of an illiquid market.

Futures contracts are valued at their quoted daily settlement prices. The aggregate principal amounts of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

3. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (September 30, 2007–2009), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

4. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

5. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

Structured Large-Cap Value Fund

B. The Vanguard Group furnishes at cost investment advisory, corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At September 30, 2009, the fund had contributed capital of $10,000 to Vanguard (included in Other Assets), representing 0.02% of the fund’s net assets and 0.00% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.

Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

The following table summarizes the fund’s investments as of September 30, 2009, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
Common Stocks	49,848	—	—
Temporary Cash Investments	—	200	—
Total	49,848	200	—

D. At September 30, 2009, the aggregate settlement value of open futures contracts and the related unrealized appreciation (depreciation) were:

($000)
		Number of	Aggregate	Unrealized
		Long (Short)	Settlement	Appreciation
Futures Contracts	Expiration	Contracts	Value	(Depreciation)
E-mini S&P 500 Index	December 2009	1	53	(1)

Unrealized appreciation (depreciation) on open futures contracts is required to be treated as realized gain (loss) for tax purposes.

E. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

Structured Large-Cap Value Fund

For tax purposes, at September 30, 2009, the fund had $895,000 of ordinary income available for distribution. The fund had available capital loss carryforwards totaling $5,409,000 to offset future net capital gains through September 30, 2017. In addition, the fund realized losses of $16,953,000 during the period from November 1, 2008, through September 30, 2009, which are deferred and will be treated as realized for tax purposes in fiscal 2010.

At September 30, 2009, the cost of investment securities for tax purposes was $49,002,000. Net unrealized appreciation of investment securities for tax purposes was $1,046,000, consisting of unrealized gains of $5,457,000 on securities that had risen in value since their purchase and $4,411,000 in unrealized losses on securities that had fallen in value since their purchase.

F. During the year ended September 30, 2009, the fund purchased $31,880,000 of investment securities and sold $30,165,000 of investment securities, other than temporary cash investments.

G. Capital shares issued and redeemed were:
	Year Ended September 30,
	2009	2008
	Shares	Shares
	(000)	(000)
Issued	—	73
Issued in Lieu of Cash Distributions	55	122
Redeemed	—	(110)
Net Increase (Decrease) in Shares Outstanding	55	85

H. In preparing the financial statements as of September 30, 2009, management considered the impact of subsequent events occurring through November 10, 2009, for potential recognition or disclosure in these financial statements.

Structured Broad Market Fund

Fund Profile
As of September 30, 2009

Portfolio Characteristics
		Comparative	Broad
	Fund	Index[1]	Index[2]
Number of Stocks	366	2,968	4,324
Median Market Cap	$26.7B	$28.8B	$29.0B
Price/Earnings Ratio	19.9x	27.4x	27.9x
Price/Book Ratio	2.4x	2.2x	2.1x
Yield[3]		1.9%	1.9%
Institutional Shares	1.7%
Institutional
Plus Shares	1.7%
Return on Equity	20.7%	19.3%	19.1%
Earnings Growth Rate	13.5%	9.8%	9.6%
Foreign Holdings	0.5%	0.0%	0.0%
Turnover Rate	62%	—	—
Expense Ratio[4]		—	—
Institutional Shares	0.25%
Institutional
Plus Shares	0.17%
Short-Term Reserves[5]	–0.2%	—	—

Sector Diversification (% of equity exposure)
		Comparative	Broad
	Fund	Index[1]	Index[2]
Consumer Discretionary 10.9%		10.2%	10.1%
Consumer Staples	9.3	10.2	9.9
Energy	10.9	10.8	11.0
Financials	15.8	15.7	16.7
Health Care	12.4	13.0	12.9
Industrials	11.2	10.9	10.6
Information Technology	19.0	18.4	18.2
Materials	4.3	4.0	3.9
Telecommunication
Services	2.6	2.9	2.9
Utilities	3.6	3.9	3.8

Volatility Measures[6]
	Fund Versus	Fund Versus
	Comparative Index[1]	Broad Index[2]
R-Squared	1.00	1.00
Beta	0.99	0.99

Ten Largest Holdings[7] (% of total net assets)

Exxon Mobil Corp.	integrated oil
	and gas	3.4%
International Business
Machines Corp.	computer hardware	1.9
Cisco Systems Inc.	communications
	equipment	1.7
Chevron Corp.	integrated oil
	and gas	1.7
Google Inc. Class A	Internet software
	and services	1.6
Apple Inc.	computer hardware	1.5
Johnson & Johnson	pharmaceuticals	1.5
Wal-Mart Stores Inc.	hypermarkets and
	super centers	1.4
Intel Corp.	semiconductors	1.4
Goldman Sachs Group Inc.	investment banking
	and brokerage	1.4
Top Ten		17.5%

Investment Focus

1 Russell 3000 Index.
2 Dow Jones U.S. Total Stock Market Index.
3 30-day SEC yield for the fund; annualized dividend yield for the indexes. See the Glossary.
4 The expense ratios shown are from the prospectus dated January 23, 2009, and represent estimated costs for the current fiscal year based on the fund’s net assets as of the prospectus date. For the fiscal year ended September 30, 2009, the expense ratios were 0.25% for the
Institutional Shares and 0.17% for the Institutional Plus Shares.
5 The fund invested a portion of its cash reserves in equity markets through the use of index futures contracts. After the effect of the futures investments, the fund’s temporary cash position was negative.
6 For an explanation of R-squared, beta, and other terms used here, see the Glossary.
7 The holdings listed exclude any temporary cash investments and equity index products.

Structured Broad Market Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at www.vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: May 3, 2004–September 30, 2009
Initial Investment of $200,000,000

	Average Annual Total Returns
	Periods Ended September 30, 2009			Final Value of a
			Since	$200,000,000
	One Year	Five Years	Inception[1]	Investment
Structured Broad Market Fund
Institutional Plus Shares	–9.60%	0.59%	0.70%	$207,708,748
Dow Jones U.S. Total Stock Market Index	–5.83	1.93	1.92	221,712,920
Russell 3000 Index	–6.42	1.56	1.55	217,330,872
Multi-Cap Core Funds Average[2]	–4.30	1.35	1.30	214,470,353

			Final Value of a
		Since	$5,000,000
	One Year	Inception[1]	Investment
Structured Broad Market Fund
Institutional Shares	–9.67%	–9.38%	$3,782,121
Dow Jones U.S. Total Stock Market Index	–5.83	–6.82	4,093,527
Russell 3000 Index	–6.42	–7.23	4,042,081

1 Performance for the fund and its comparative standards is calculated since the following inception dates: May 3, 2004, for Institutional
Plus Shares; November 30, 2006, for Institutional Shares.
2 Derived from data provided by Lipper Inc.

Structured Broad Market Fund

Fiscal-Year Total Returns (%): May 3, 2004–September 30, 2009

1 The fund commenced operations as a registered investment company on October 3, 2006. The fund’s performance includes the performance of a predeccesor trust, Vanguard Fiduciary Trust Company Structured Broad Market Trust, from May 3, 2004, to October 3, 2006.

Note: See Financial Highlights tables for dividend and capital gains information.

Structured Broad Market Fund

Financial Statements

Statement of Net Assets

As of September 30, 2009

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at www.sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Market
			Value•
		Shares	($000)
Common Stocks (99.4%)[1]
Consumer Discretionary (10.9%)
	Comcast Corp. Class A	110,291	1,863
*	Ford Motor Co.	244,262	1,761
	McDonald’s Corp.	30,431	1,737
	Gap Inc.	71,000	1,519
	Home Depot Inc.	47,320	1,261
	Wyndham Worldwide Corp.	74,300	1,213
	McGraw-Hill Cos. Inc.	46,900	1,179
	Time Warner Inc.	37,400	1,076
	Time Warner Cable Inc.	24,762	1,067
*	DIRECTV Group Inc.	35,800	987
	Ross Stores Inc.	17,900	855
	Jarden Corp.	30,200	848
	Omnicom Group Inc.	19,960	737
	NIKE Inc. Class B	11,220	726
*	Big Lots Inc.	29,000	726
*	Aeropostale Inc.	16,650	724
	DR Horton Inc.	55,300	631
*	DISH Network Corp.
	Class A	32,750	631
*	AutoZone Inc.	4,200	614
	Limited Brands Inc.	36,000	612
*	Sally Beauty Holdings Inc.	81,100	577
*	Pre-Paid Legal Services Inc.	11,300	574
*	Apollo Group Inc. Class A	6,800	501
*	Amazon.com Inc.	4,953	462
	H&R Block Inc.	22,500	414
*	Tempur-Pedic
	International Inc.	21,400	405
	Darden Restaurants Inc.	11,300	386
	RadioShack Corp.	22,600	374
*	WMS Industries Inc.	8,000	356
	Comcast Corp.	22,000	354
	KB Home	20,500	340
*	Warnaco Group Inc.	7,700	338
	Cablevision Systems Corp.
	Class A	13,600	323
*	Bally Technologies Inc.	7,800	299
*	Dollar Tree Inc.	5,900	287

			Market
			Value•
		Shares	($000)
	Autoliv Inc.	8,100	272
*	CEC Entertainment Inc.	10,504	272
*	Viacom Inc. Class B	9,495	266
*	Dana Holding Corp.	37,500	255
*	Valassis Communications Inc.	11,300	202
^	Buckle Inc.	5,900	201
	Gannett Co. Inc.	15,600	195
	Service Corp.
	International	26,400	185
	Pulte Homes Inc.	16,225	178
	Lithia Motors Inc. Class A	10,700	167
*	Isle of Capri Casinos Inc.	13,800	163
	Tupperware Brands Corp.	3,900	156
	Yum! Brands Inc.	4,400	149
*	Stein Mart Inc.	11,300	144
	Sherwin-Williams Co.	2,100	126
	Newell Rubbermaid Inc.	7,200	113
	Whirlpool Corp.	1,400	98
	Polaris Industries Inc.	1,700	69
*	NVR Inc.	100	64
	Spartan Motors Inc.	12,100	62
	Brinker International Inc.	3,900	61
	Advance Auto Parts Inc.	1,300	51
	Standard Motor Products Inc.	3,000	46
*	Dorman Products Inc.	1,500	23
			30,275
Consumer Staples (9.2%)
	Wal-Mart Stores Inc.	79,065	3,881
	Philip Morris International Inc.	74,350	3,624
	Procter & Gamble Co.	46,751	2,708
	Coca-Cola Co.	29,490	1,584
	CVS Caremark Corp.	37,536	1,342
*	Dr Pepper Snapple Group Inc.	36,800	1,058
	General Mills Inc.	16,100	1,036
	Archer-Daniels-Midland Co.	35,100	1,026
	Mead Johnson Nutrition Co.
	Class A	22,300	1,006
	Clorox Co.	16,900	994
	Kraft Foods Inc.	37,700	990
	Coca-Cola Enterprises Inc.	45,800	981

Structured Broad Market Fund

			Market
			Value•
		Shares	($000)
	Colgate-Palmolive Co.	11,230	857
	PepsiCo Inc.	14,330	841
	Lorillard Inc.	10,900	810
	Kellogg Co.	16,000	788
	ConAgra Foods Inc.	34,100	739
*	Energizer Holdings Inc.	6,700	444
	Pepsi Bottling Group Inc.	9,400	342
	Kroger Co.	16,100	332
	Sysco Corp.	7,100	176
*	Dean Foods Co.	5,400	96
	Alberto-Culver Co. Class B	2,900	80
			25,735
Energy (10.8%)
	Exxon Mobil Corp.	137,820	9,456
	Chevron Corp.	66,965	4,716
	Apache Corp.	23,440	2,152
	Occidental Petroleum Corp.	24,840	1,947
	Diamond Offshore
	Drilling Inc.	13,100	1,251
	Murphy Oil Corp.	20,600	1,186
*	Newfield Exploration Co.	22,800	970
	Anadarko Petroleum Corp.	14,040	881
	Peabody Energy Corp.	21,700	808
	Rowan Cos. Inc.	32,200	743
	ENSCO International Inc.	13,130	559
	ConocoPhillips	11,400	515
	Consol Energy Inc.	11,300	510
	EOG Resources Inc.	6,100	509
*	Southwestern Energy Co.	10,500	448
*	FMC Technologies Inc.	7,100	371
	Schlumberger Ltd.	5,800	346
*	James River Coal Co.	15,500	296
*	Alpha Natural Resources Inc.	7,352	258
*	National Oilwell Varco Inc.	4,900	211
	El Paso Corp.	19,700	203
*	Dresser-Rand Group Inc.	6,300	196
*	Bristow Group Inc.	5,900	175
	Ship Finance
	International Ltd.	13,100	161
	Tesoro Corp.	10,600	159
*	Oil States International Inc.	4,200	148
	Tidewater Inc.	3,000	141
*	Geokinetics Inc.	6,200	131
*	Pride International Inc.	3,900	119
*	Cal Dive International Inc.	8,800	87
*	Global Industries Ltd.	8,400	80
	Southern Union Co.	3,700	77
*	Dawson Geophysical Co.	2,100	57
*	CVR Energy Inc.	4,300	53
*	PHI Inc.	2,500	51
*	McMoRan Exploration Co.	5,400	41
	Frontier Oil Corp.	2,700	38
			30,050
Financials (15.7%)
	Goldman Sachs Group Inc.	20,811	3,836
	JPMorgan Chase & Co.	55,936	2,451

			Market
			Value•
		Shares	($000)
	Bank of America Corp.	123,445	2,089
	Wells Fargo & Co.	71,010	2,001
	State Street Corp.	36,000	1,894
	Franklin Resources Inc.	17,700	1,781
	US Bancorp	79,650	1,741
	Aflac Inc.	39,640	1,694
	Unum Group	66,900	1,434
*	TD Ameritrade Holding Corp.	70,016	1,374
	Chubb Corp.	25,070	1,264
	BlackRock Inc.	5,800	1,257
	BOK Financial Corp.	25,300	1,172
	Travelers Cos. Inc.	22,900	1,127
	Northern Trust Corp.	18,500	1,076
	Bank of New York
	Mellon Corp.	36,791	1,067
*	Progressive Corp.	60,300	1,000
	Moody’s Corp.	47,400	970
	BB&T Corp.	35,080	956
	Hudson City Bancorp Inc.	70,800	931
	AON Corp.	22,300	907
	Charles Schwab Corp.	31,600	605
	Citigroup Inc.	122,449	593
*	Knight Capital Group Inc.
	Class A	26,300	572
	Axis Capital Holdings Ltd.	18,400	555
	American Financial
	Group Inc.	21,300	543
	Oriental Financial Group Inc.	40,000	508
	Simon Property Group Inc.	7,066	491
	American Express Co.	13,420	455
	New York Community
	Bancorp Inc.	35,000	400
	Bank of Hawaii Corp.	9,600	399
	Hospitality Properties Trust	19,500	397
	Highwoods Properties Inc.	11,929	375
	Mid-America Apartment
	Communities Inc.	7,800	352
	Senior Housing
	Properties Trust	18,300	350
	Sun Communities Inc.	15,600	336
*	St Joe Co.	11,100	323
	Washington Real Estate
	Investment Trust	11,000	317
	Kilroy Realty Corp.	11,000	305
	Associated Estates
	Realty Corp.	29,300	282
	Sovran Self Storage Inc.	8,300	252
*	First Horizon National Corp.	17,232	228
	Cullen/Frost Bankers Inc.	4,400	227
	PS Business Parks Inc.	4,400	226
*	MBIA Inc.	29,000	225
	HRPT Properties Trust	28,900	217
	FirstMerit Corp.	11,059	210
	Federated Investors Inc.
	Class B	7,800	206
	Brandywine Realty Trust	18,200	201

Structured Broad Market Fund

			Market
			Value•
		Shares	($000)
	Raymond James Financial Inc.	7,800	182
*	Nelnet Inc. Class A	13,900	173
	Plum Creek Timber Co. Inc.	5,300	162
	Extra Space Storage Inc.	14,800	156
*	World Acceptance Corp.	5,700	144
	Aspen Insurance
	Holdings Ltd.	4,400	116
	Healthcare Realty Trust Inc.	5,000	106
	U-Store-It Trust	15,500	97
	Banco Latinoamericano de
	Comercio Exterior SA	5,600	80
	Host Hotels & Resorts Inc.	4,700	55
	Odyssey Re Holdings Corp.	800	52
	Pennsylvania Real Estate
	Investment Trust	6,100	46
	Parkway Properties Inc.	2,200	43
	Torchmark Corp.	900	39
*	AmeriCredit Corp.	2,400	38
*	CNA Surety Corp.	2,000	32
	International
	Bancshares Corp.	1,700	28
	Suffolk Bancorp	600	18
			43,739
Health Care (12.3%)
	Johnson & Johnson	66,907	4,074
	Pfizer Inc.	148,835	2,463
*	Amgen Inc.	40,015	2,410
	Bristol-Myers Squibb Co.	97,830	2,203
*	Medco Health Solutions Inc.	36,585	2,024
	Abbott Laboratories	34,100	1,687
	McKesson Corp.	20,300	1,209
	Merck & Co. Inc.	34,910	1,104
*	Warner Chilcott PLC Class A	50,800	1,098
	Baxter International Inc.	19,260	1,098
*	Biogen Idec Inc.	20,900	1,056
*	Mylan Inc.	62,411	999
	Eli Lilly & Co.	29,220	965
*	Watson Pharmaceuticals Inc.	24,800	909
	Quest Diagnostics Inc.	17,100	892
	AmerisourceBergen Corp.
	Class A	36,400	815
*	WellPoint Inc.	16,850	798
	UnitedHealth Group Inc.	29,875	748
	Universal Health
	Services Inc. Class B	11,600	718
*	Forest Laboratories Inc.	24,000	707
*	Endo Pharmaceuticals
	Holdings Inc.	26,400	597
*	Laboratory Corp. of
	America Holdings	8,900	585
*	DaVita Inc.	10,300	583
	CIGNA Corp.	17,000	478
*	Isis Pharmaceuticals Inc.	32,730	477
	Cooper Cos. Inc.	12,700	378
*	Myriad Genetics Inc.	13,200	362
	Wyeth	7,340	357

			Market
			Value•
		Shares	($000)
*	Dendreon Corp.	12,200	341
*	Maxygen Inc.	50,700	339
*	AMERIGROUP Corp.	13,100	290
	Beckman Coulter Inc.	4,100	283
	Schering-Plough Corp.	7,410	209
*	Mettler-Toledo
	International Inc.	2,100	190
*	Lincare Holdings Inc.	6,000	188
*	Healthsouth Corp.	9,700	152
*	Health Management
	Associates Inc. Class A	20,000	150
*,^	BioCryst
	Pharmaceuticals Inc.	8,700	72
*	Cephalon Inc.	1,100	64
*	Human Genome
	Sciences Inc.	3,300	62
*	Community Health
	Systems Inc.	1,200	38
*	Accelrys Inc.	5,900	34
*	Questcor
	Pharmaceuticals Inc.	4,900	27
			34,233
Industrials (11.1%)
	General Electric Co.	189,780	3,116
	United Technologies Corp.	42,140	2,568
	United Parcel Service Inc.
	Class B	41,300	2,332
	Union Pacific Corp.	37,100	2,165
	General Dynamics Corp.	28,000	1,809
	Lockheed Martin Corp.	21,150	1,651
	Joy Global Inc.	31,100	1,522
	Fluor Corp.	23,100	1,175
	Honeywell International Inc.	29,424	1,093
	Goodrich Corp.	17,300	940
	Waste Management Inc.	31,300	933
*	General Cable Corp.	22,700	889
	Raytheon Co.	18,000	863
	Northrop Grumman Corp.	15,830	819
	3M Co.	10,130	748
	Flowserve Corp.	7,500	739
	ITT Corp.	13,000	678
	Dover Corp.	16,900	655
	Bucyrus International Inc.
	Class A	16,100	573
	L-3 Communications
	Holdings Inc.	7,100	570
	Burlington Northern
	Santa Fe Corp.	6,270	501
*	EMCOR Group Inc.	19,600	496
*	Chart Industries Inc.	22,200	479
*	Hertz Global Holdings Inc.	38,500	417
	Norfolk Southern Corp.	9,600	414
	Pitney Bowes Inc.	14,300	355
*	Cooper Industries PLC
	Class A	7,900	297

Structured Broad Market Fund

			Market
			Value•
		Shares	($000)
*	Jacobs Engineering
	Group Inc.	6,300	290
	Watson Wyatt
	Worldwide Inc. Class A	5,800	253
	RR Donnelley & Sons Co.	11,500	245
	CSX Corp.	5,437	228
*	Dollar Thrifty
	Automotive Group Inc.	7,000	172
	Expeditors International of
	Washington Inc.	4,500	158
	Ameron International Corp.	1,700	119
	Dun & Bradstreet Corp.	1,400	105
	Genco Shipping & Trading Ltd.	4,300	89
*	Alliant Techsystems Inc.	1,000	78
*	EnerSys	3,500	77
*	Force Protection Inc.	12,500	68
	Federal Signal Corp.	9,100	65
	Apogee Enterprises Inc.	3,700	56
*	Thomas & Betts Corp.	1,400	42
	Ampco-Pittsburgh Corp.	1,373	37
			30,879
Information Technology (19.0%)
	International Business
	Machines Corp.	43,942	5,256
*	Cisco Systems Inc.	205,050	4,827
*	Google Inc. Class A	8,790	4,358
*	Apple Inc.	22,620	4,193
	Intel Corp.	197,190	3,859
	Hewlett-Packard Co.	79,599	3,758
	Microsoft Corp.	131,997	3,417
	Oracle Corp.	152,048	3,169
*	Alliance Data Systems Corp.	19,900	1,215
*	Accenture PLC Class A	31,900	1,189
*	Micron Technology Inc.	136,100	1,116
*	Symantec Corp.	67,200	1,107
*	Computer Sciences Corp.	19,500	1,028
*	Western Digital Corp.	26,600	972
	Automatic Data
	Processing Inc.	22,480	883
*	Multi-Fineline Electronix Inc.	30,200	867
	Texas Instruments Inc.	32,270	764
*	QLogic Corp.	38,000	654
*	Skyworks Solutions Inc.	47,300	626
*	EMC Corp.	33,730	575
	Visa Inc. Class A	8,300	574
*	Sohu.com Inc.	7,500	516
	Xilinx Inc.	21,600	506
	Earthlink Inc.	58,000	488
*	Teradata Corp.	17,600	484
*	Genpact Ltd.	39,300	483
	QUALCOMM Inc.	10,620	478
*	Sybase Inc.	11,762	458
*	Ceva Inc.	40,300	433
*	Marvell Technology
	Group Ltd.	25,500	413
*	Radisys Corp.	36,000	313

			Market
			Value•
		Shares	($000)
*	Hewitt Associates Inc.
	Class A	8,400	306
*	NCR Corp.	21,900	303
*	Lexmark International Inc.
	Class A	12,800	276
*	Plexus Corp.	9,900	261
*	NVE Corp.	4,900	260
	Altera Corp.	12,500	256
*	Broadcom Corp. Class A	7,800	239
*	PC Mall Inc.	34,600	237
	CA Inc.	10,100	222
*	ON Semiconductor Corp.	26,300	217
*	Dolby Laboratories Inc.
	Class A	5,600	214
	Linear Technology Corp.	6,500	180
*	TIBCO Software Inc.	16,400	156
	Black Box Corp.	5,500	138
	Broadridge Financial
	Solutions Inc.	6,100	123
*	Affiliated Computer
	Services Inc. Class A	2,200	119
	Diebold Inc.	2,300	76
	Analog Devices Inc.	2,300	63
*	Quest Software Inc.	2,100	35
	Solera Holdings Inc.	900	28
*	LSI Corp.	4,800	26
*	RF Micro Devices Inc.	3,600	20
			52,734
Materials (4.3%)
	Freeport-McMoRan
	Copper & Gold Inc.	29,900	2,051
	Praxair Inc.	24,600	2,010
	EI Du Pont de
	Nemours & Co.	58,980	1,896
	Ball Corp.	21,700	1,068
*	Pactiv Corp.	39,700	1,034
	Celanese Corp. Class A	29,600	740
	Eastman Chemical Co.	12,100	648
*	Owens-Illinois Inc.	16,700	616
	Newmont Mining Corp.	12,300	541
	FMC Corp.	5,600	315
	Monsanto Co.	2,926	227
*	Clearwater Paper Corp.	5,200	215
	Rock-Tenn Co. Class A	4,200	198
	Innophos Holdings Inc.	8,500	157
	Terra Industries Inc.	4,070	141
	Glatfelter	9,100	104
			11,961
Telecommunication Services (2.5%)
	AT&T Inc.	110,929	2,996
	Verizon Communications Inc.	60,157	1,821
	CenturyTel Inc.	16,908	568
*	American Tower Corp.
	Class A	11,300	411
	Qwest Communications
	International Inc.	92,000	351

Structured Broad Market Fund

			Market
			Value•
		Shares	($000)
*	Premiere Global
	Services Inc.	33,500	279
	Windstream Corp.	26,538	269
	NTELOS Holdings Corp.	12,300	217
*	Syniverse Holdings Inc.	7,900	138
			7,050
Utilities (3.6%)
	Dominion Resources Inc.	43,800	1,511
	Public Service Enterprise
	Group Inc.	36,900	1,160
	FirstEnergy Corp.	23,500	1,074
*	NRG Energy Inc.	37,100	1,046
	Exelon Corp.	18,440	915
	FPL Group Inc.	13,733	758
	American Electric
	Power Co. Inc.	21,200	657
	Edison International	18,840	633
	Duke Energy Corp.	38,790	611
	CMS Energy Corp.	33,400	448
	NiSource Inc.	25,700	357
	IDACORP Inc.	10,000	288
	DTE Energy Co.	6,600	232
*	Mirant Corp.	8,300	136
*	AES Corp.	7,400	110
	UGI Corp.	1,400	35
			9,971
Total Common Stocks
(Cost $256,468)			276,627
Temporary Cash Investments (0.4%)[1]
Money Market Fund (0.3%)
2,3	Vanguard Market
	Liquidity Fund, 0.267%	854,089	854

	Face	Market
	Amount	Value•
	($000)	($000)
U.S. Government and Agency Obligations (0.1%)
4,5 Federal Home Loan
Bank Discount Notes,
0.220%, 3/26/10	300	300
Total Temporary Cash Investments
(Cost $1,154)		1,154
Total Investments (99.8%)
(Cost $257,622)		277,781
Other Assets and Liabilities (0.2%)
Other Assets		1,108
Liabilities[3]		(583)
		525
Net Assets (100%)		278,306

Structured Broad Market Fund

At September 30, 2009, net assets consisted of:
Amount
($000)
Paid-in Capital	356,139
Undistributed Net Investment Income	3,578
Accumulated Net Realized Losses	(101,575)
Unrealized Appreciation (Depreciation)
Investment Securities	20,159
Futures Contracts	5
Net Assets	278,306

Institutional Shares—Net Assets
Applicable to 198,200 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	3,763
Net Asset Value Per Share—
Institutional Shares	$18.99

Institutional Plus Shares—Net Assets
Applicable to 7,236,343 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	274,543
Net Asset Value Per Share—
Institutional Plus Shares	$37.94

• See Note A in Notes to Financial Statements.
* Non-income-producing security.
^ Part of security position is on loan to broker-dealers. The total value of securities on loan is $151,000.
1 The fund invests a portion of its cash reserves in equity markets through the use of index futures contracts. After giving effect to futures investments, the fund’s effective common stock and temporary cash investment positions represent 100.0% and –0.2%, respectively, of net assets.
2 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the
7-day yield.
3 Includes $160,000 of collateral received for securities on loan.
4 The issuer operates under a congressional charter; its securities are not backed by the full faith and credit of the U.S. government.
5 Securities with a value of $300,000 have been segregated as initial margin for open futures contracts.
See accompanying Notes, which are an integral part of the Financial Statements.

Structured Broad Market Fund

Statement of Operations

Year Ended
September 30, 2009
($000)
Investment Income
Income
Dividends	5,278
Interest[1]	54
Security Lending	21
Total Income	5,353
Expenses
The Vanguard Group—Note B
Investment Advisory Services	155
Management and Administrative—Institutional Shares	5
Management and Administrative—Institutional Plus Shares	120
Marketing and Distribution—Institutional Shares	—
Marketing and Distribution—Institutional Plus Shares	60
Custodian Fees	13
Auditing Fees	23
Shareholders’ Reports and Proxies—Institutional Shares	—
Shareholders’ Reports and Proxies—Institutional Plus Shares	1
Total Expenses	377
Net Investment Income	4,976
Realized Net Gain (Loss)
Investment Securities Sold	(73,393)
Futures Contracts	(718)
Realized Net Gain (Loss)	(74,111)
Change in Unrealized Appreciation (Depreciation)
Investment Securities	54,398
Futures Contracts	67
Change in Unrealized Appreciation (Depreciation)	54,465
Net Increase (Decrease) in Net Assets Resulting from Operations	(14,670)
1 Interest income from an affiliated company of the fund was $54,000.

See accompanying Notes, which are an integral part of the Financial Statements.

Structured Broad Market Fund

Statement of Changes in Net Assets

	Year Ended September 30,
	2009	2008
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	4,976	5,107
Realized Net Gain (Loss)	(74,111)	(26,908)
Change in Unrealized Appreciation (Depreciation)	54,465	(50,836)
Net Increase (Decrease) in Net Assets Resulting from Operations	(14,670)	(72,637)
Distributions
Net Investment Income
Institutional Shares	(76)	(137)
Institutional Plus Shares	(5,098)	(3,225)
Realized Capital Gain[1]
Institutional Shares	—	(210)
Institutional Plus Shares	—	(4,456)
Total Distributions	(5,174)	(8,028)
Capital Share Transactions
Institutional Shares	76	(7,621)
Institutional Plus Shares	45,610	41,977
Net Increase (Decrease) from Capital Share Transactions	45,686	34,356
Total Increase (Decrease)	25,842	(46,309)
Net Assets
Beginning of Period	252,464	298,773
End of Period[2]	278,306	252,464

1 Includes fiscal 2008 short-term gain distributions totaling $239,000. Short-term gain distributions are treated as ordinary income dividends for tax purposes.
2 Net Assets—End of Period includes undistributed net investment income of $3,578,000 and $3,776,000.

See accompanying Notes, which are an integral part of the Financial Statements.

Structured Broad Market Fund

Financial Highlights

Institutional Shares
			Nov. 30,
	Year Ended		2006[1] to
	September 30,		Sept. 30,
For a Share Outstanding Throughout Each Period	2009	2008	2007
Net Asset Value, Beginning of Period	$21.53	$28.67	$26.59
Investment Operations
Net Investment Income	.352[2]	.402	.361[2]
Net Realized and Unrealized Gain (Loss) on Investments	(2.500)	(6.833)	1.930
Total from Investment Operations	(2.148)	(6.431)	2.291
Distributions
Dividends from Net Investment Income	(.392)	(.280)	(.116)
Distributions from Realized Capital Gains	—	(.429)	(.095)
Total Distributions	(.392)	(.709)	(.211)
Net Asset Value, End of Period	$18.99	$21.53	$28.67

Total Return	–9.67%	–22.95%	8.68%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$4	$4	$14
Ratio of Total Expenses to Average Net Assets	0.25%	0.20%	0.25%[3]
Ratio of Net Investment Income to Average Net Assets	2.15%	1.72%	1.55%[3]
Portfolio Turnover Rate	62%	70%	66%

1 Inception.
2 Calculated based on average shares outstanding.
3 Annualized.

See accompanying Notes, which are an integral part of the Financial Statements.

Structured Broad Market Fund

Financial Highlights

Institutional Plus Shares
			Oct. 3,
	Year Ended		2006[1] to
	September 30,		Sept. 30,
For a Share Outstanding Throughout Each Period	2009	2008	2007
Net Asset Value, Beginning of Period	$43.07	$57.39	$50.00
Investment Operations
Net Investment Income	.725[2]	.873	.904[2]
Net Realized and Unrealized Gain (Loss) on Investments	(5.006)	(13.714)	6.910
Total from Investment Operations	(4.281)	(12.841)	7.814
Distributions
Dividends from Net Investment Income	(.849)	(.621)	(.234)
Distributions from Realized Capital Gains	—	(.858)	(.190)
Total Distributions	(.849)	(1.479)	(.424)
Net Asset Value, End of Period	$37.94	$43.07	$57.39

Total Return	–9.60%	–22.91%	15.69%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$275	$248	$285
Ratio of Total Expenses to Average Net Assets	0.17%	0.12%	0.15%[3]
Ratio of Net Investment Income to Average Net Assets	2.23%	1.80%	1.65%[3]
Portfolio Turnover Rate	62%	70%	66%

1 Commencement of operations as a registered investment company.
2 Calculated based on average shares outstanding.
3 Annualized.

See accompanying Notes, which are an integral part of the Financial Statements.

Structured Broad Market Fund

Notes to Financial Statements

Vanguard Structured Broad Market Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers two classes of shares: Institutional Shares and Institutional Plus Shares. Institutional Shares are available to investors who invest a minimum of $5 million. Institutional Plus Shares are available to investors who invest a minimum of $200 million ($100 million for investors with total Vanguard investments of at least $1 billion).

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value.

2. Futures Contracts: The fund uses index futures contracts to a limited extent, with the objective of maintaining full exposure to the stock market while maintaining liquidity. The fund may purchase or sell futures contracts to achieve a desired level of investment, whether to accommodate portfolio turnover or cash flows from capital share transactions. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the fund and the prices of futures contracts, and the possibility of an illiquid market.

Futures contracts are valued at their quoted daily settlement prices. The aggregate principal amounts of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

3. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (September 30, 2007–2009), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

4. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

5. Security Lending: The fund may lend its securities to qualified institutional borrowers to earn additional income. Security loans are required to be secured at all times by collateral at least equal to the market value of securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability for the return of the collateral, during the period the securities are on loan. Security lending income represents the income earned on investing cash collateral, less expenses associated with the loan.

Structured Broad Market Fund

6. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses), shareholder reporting, and proxies. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. The Vanguard Group furnishes at cost investment advisory, corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At September 30, 2009, the fund had contributed capital of $58,000 to Vanguard (included in Other Assets), representing 0.02% of the fund’s net assets and 0.02% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.

Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

The following table summarizes the fund’s investments as of September 30, 2009, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
Common Stocks	276,627	—	—
Temporary Cash Investments	854	300	—
Futures Contracts—Liabilities[1]	(3)	—	—
Total	277,478	300	—
1 Represents variation margin on the last day of the reporting period.

Structured Broad Market Fund

D. At September 30, 2009, the aggregate settlement value of open futures contracts and the related unrealized appreciation (depreciation) were:

				($000)
		Number of	Aggregate	Unrealized
		Long (Short)	Settlement	Appreciation
Futures Contracts	Expiration	Contracts	Value	(Depreciation)
E-mini S&P 500 Index	December 2009	16	842	(6)
S&P 500 Index	December 2009	3	790	11

Unrealized appreciation (depreciation) on open futures contracts is required to be treated as realized gain (loss) for tax purposes.

E. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

For tax purposes, at September 30, 2009, the fund had $3,719,000 of ordinary income available for distribution. The fund had available capital loss carryforwards totaling $53,713,000 to offset future net capital gains through September 30, 2017. In addition, the fund realized losses of $47,850,000 during the period from November 1, 2008, through September 30, 2009, which are deferred and will be treated as realized for tax purposes in fiscal 2010.

At September 30, 2009, the cost of investment securities for tax purposes was $257,622,000. Net unrealized appreciation of investment securities for tax purposes was $20,159,000, consisting of unrealized gains of $35,057,000 on securities that had risen in value since their purchase and $14,898,000 in unrealized losses on securities that had fallen in value since their purchase.

F. During the year ended September 30, 2009, the fund purchased $185,270,000 of investment securities and sold $140,527,000 of investment securities, other than temporary cash investments.

Structured Broad Market Fund

G. Capital share transactions for each class of shares were:
			Year Ended September 30,
		2009		2008
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
Institutional Shares
Issued	—	—	—	—
Issued in Lieu of Cash Distributions	76	5	347	13
Redeemed	—	—	(7,968)	(308)
Net Increase (Decrease)—Institutional Shares	76	5	(7,621)	(295)
Institutional Plus Shares
Issued	43,734	1,413	58,835	1,175
Issued in Lieu of Cash Distributions	1,876	58	3,142	58
Redeemed	—	—	(20,000)	(429)
Net Increase (Decrease)—Institutional Plus Shares	45,610	1,471	41,977	804

H. In preparing the financial statements as of September 30, 2009, management considered the impact of subsequent events occurring through November 10, 2009, for potential recognition or disclosure in these financial statements.

Report of Independent Registered Public Accounting Firm

To the Trustees of Vanguard Quantitative Funds and the Shareholders of Vanguard Structured Large-Cap Equity Fund, Vanguard Structured Large-Cap Growth Fund, Vanguard Structured Large-Cap Value Fund, and Vanguard Structured Broad Market Fund:

In our opinion, the accompanying statements of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Vanguard Structured Large-Cap Equity Fund, Vanguard Structured Large-Cap Growth Fund, Vanguard Structured Large-Cap Value Fund, and Vanguard Structured Broad Market Fund (the “Funds”) at September 30, 2009, and the results of each of their operations, for the year ended, and the changes in each of their net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2009 by correspondence with the custodian and broker, and by agreement to the underlying ownership records for Vanguard Market Liquidity Fund, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania

November 10, 2009

Special 2009 tax information (unaudited) for Vanguard Structured Equity Funds

This information for the fiscal year ended September 30, 2009, is included pursuant to provisions of the Internal Revenue Code.

The funds distributed qualified dividend income to shareholders during the fiscal year as follows:

Qualified
Dividend
Income
Fund	($000)
Structured Large-Cap Equity	17,826
Structured Large-Cap Growth	755
Structured Large-Cap Value	1,827
Structured Broad Market	5,174

For corporate shareholders, the percentage of investment income (dividend income plus short-term gains, if any) that qualifies for the dividends-received deduction is as follows:

Fund	Percentage
Structured Large-Cap Equity	100.0%
Structured Large-Cap Growth	100.0
Structured Large-Cap Value	100.0
Structured Broad Market	99.8

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The accompanying table illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the fund’s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading “Expenses Paid During Period.”

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund’s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Your fund does not charge transaction fees, such as purchase or redemption fees, nor does it carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

Six Months Ended September 30, 2009
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
Structured Equity Fund	3/31/2009	9/30/2009	Period[1]
Based on Actual Fund Return
Structured Large-Cap Equity
Institutional Shares	$1,000.00	$1,313.77	$1.45
Institutional Plus Shares	1,000.00	1,313.89	1.04
Structured Large-Cap Growth
Institutional Shares	$1,000.00	$1,314.88	$1.45
Institutional Plus Shares	1,000.00	1,315.22	0.99
Structured Large-Cap Value
Institutional Plus Shares	$1,000.00	$1,342.30	$1.06
Structured Broad Market
Institutional Shares	$1,000.00	$1,327.04	$1.40
Institutional Plus Shares	1,000.00	1,327.50	0.99
Based on Hypothetical 5% Yearly Return
Structured Large-Cap Equity
Institutional Shares	$1,000.00	$1,023.82	$1.27
Institutional Plus Shares	1,000.00	1,024.17	0.91
Structured Large-Cap Growth
Institutional Shares	$1,000.00	$1,023.82	$1.27
Institutional Plus Shares	1,000.00	1,024.22	0.86
Structured Large-Cap Value
Institutional Plus Shares	$1,000.00	$1,024.17	$0.91
Structured Broad Market
Institutional Shares	$1,000.00	$1,023.87	$1.22
Institutional Plus Shares	1,000.00	1,024.22	0.86

1 The calculations are based on expenses incurred in the most recent six-month period. The funds’ annualized six-month expense ratios for that period are: 0.25% for the Structured Large-Cap Equity Fund Institutional Shares, 0.18% for the Institutional Plus Shares; 0.25% for the Structured Large-Cap Growth Fund Institutional Shares, 0.17% for the Institutional Plus Shares; 0.18% for the Structured Large-Cap Value Fund Institutional Plus Shares; 0.24% for the Structured Broad Market Fund Institutional Shares, 0.17% for the Institutional Plus Shares.

The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period.

Glossary

Beta. A measure of the magnitude of a fund’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. For this report, beta is based on returns over the past 36 months for both the fund and the index. Note that a fund’s beta should be reviewed in conjunction with its R-squared (see definition). The lower the R-squared, the less correlation there is between the fund and the index, and the less reliable beta is as an indicator of volatility.

Earnings Growth Rate. The average annual rate of growth in earnings over the past five years for the stocks now in a fund.

Equity Exposure. A measure that reflects a fund’s investments in stocks and stock futures. Any holdings in short-term reserves are excluded.

Expense Ratio. The percentage of a fund’s average net assets used to pay its annual administrative and advisory expenses. These expenses directly reduce returns to investors.

Foreign Holdings. The percentage of a fund represented by stocks or depositary receipts of companies based outside the United States.

Median Market Cap. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund’s stocks, weighted by the proportion of the fund’s assets invested in each stock. Stocks representing half of the fund’s assets have market capitalizations above the median, and the rest are below it.

Price/Book Ratio. The share price of a stock divided by its net worth, or book value, per share. For a fund, the weighted average price/book ratio of the stocks it holds.

Price/Earnings Ratio. The ratio of a stock’s current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company’s future growth.

R-Squared. A measure of how much of a fund’s past returns can be explained by the returns from the market in general, as measured by a given index. If a fund’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the fund’s returns bore no relationship to the index’s returns, its R-squared would be 0. For this report, R-squared is based on returns over the past 36 months for both the fund and the index.

Return on Equity. The annual average rate of return generated by a company during the past five years for each dollar of shareholder’s equity (net income divided by shareholder’s equity). For a fund, the weighted average return on equity for the companies whose stocks it holds.

Short-Term Reserves. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.

Turnover Rate. An indication of the fund’s trading activity. Funds with high turnover rates incur higher transaction costs and may be more likely to distribute capital gains (which may be taxable to investors). The turnover rate excludes in-kind transactions, which have minimal impact on costs.

Yield. A fund’s 30-day SEC yield is derived using a formula specified by the U.S. Securities and Exchange Commission. Under the formula, data related to the fund’s security holdings in the previous 30 days are used to calculate the fund’s hypothetical net income for that period, which is then annualized and divided by the fund’s estimated average net assets over the calculation period. For the purposes of this calculation, a security’s income is based on its current market yield to maturity (in the case of bonds) or its projected dividend yield (for stocks). Because the SEC yield represents hypothetical annualized income, it will differ—at times significantly—from the fund’s actual experience. As a result, the fund’s income distributions may be higher or lower than implied by the SEC yield.

The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 156 Vanguard funds.

The following table provides information for each trustee and executive officer of the fund. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at www.vanguard.com.

Interested Trustees	Emerson U. Fullwood
Born 1948. Trustee Since January 2008. Principal
John J. Brennan[1]	Occupation(s) During the Past Five Years: Executive
Born 1954. Trustee Since May 1987. Chairman of	Chief Staff and Marketing Officer for North America
the Board. Principal Occupation(s) During the Past	and Corporate Vice President (retired 2008) of Xerox
Five Years: Chairman of the Board and Director/Trustee	Corporation (photocopiers and printers); Director of
of The Vanguard Group, Inc., and of each of the	SPX Corporation (multi-industry manufacturing), the
investment companies served by The Vanguard Group;	United Way of Rochester, the Boy Scouts of America,
Chief Executive Officer (1996–2008) and President	Amerigroup Corporation (direct health and medical
(1989–2008) of The Vanguard Group and of each of the	insurance carriers), and Monroe Community College
investment companies served by The Vanguard Group;	Foundation.
Chairman of the Financial Accounting Foundation;
Governor of the Financial Industry Regulatory Authority	Rajiv L. Gupta
(FINRA); Director of United Way of Southeastern	Born 1945. Trustee Since December 2001.[2] Principal
Pennsylvania.	Occupation(s) During the Past Five Years: Chairman
and Chief Executive Officer (retired 2009) and President
F. William McNabb III[1]	(2006–2008) of Rohm and Haas Co. (chemicals); Board
Born 1957. Trustee Since July 2009. Principal	Member of American Chemistry Council; Director of
Occupation(s) During the Past Five Years: Director of	Tyco International, Ltd. (diversified manufacturing and
The Vanguard Group, Inc., since 2008; Chief Executive	services) and Hewlett-Packard Co. (electronic computer
Officer and President of The Vanguard Group and of	manufacturing); Trustee of The Conference Board.
each of the investment companies served by The
Vanguard Group since 2008; Director of Vanguard	Amy Gutmann
Marketing Corporation; Managing Director of The	Born 1949. Trustee Since June 2006. Principal
Vanguard Group (1995–2008).	Occupation(s) During the Past Five Years: President of
the University of Pennsylvania; Christopher H. Browne
Distinguished Professor of Political Science in the School
Independent Trustees	of Arts and Sciences with secondary appointments
at the Annenberg School for Communication and the
Charles D. Ellis	Graduate School of Education of the University of
Born 1937. Trustee Since January 2001. Principal	Pennsylvania; Director of Carnegie Corporation of
Occupation(s) During the Past Five Years: Applecore	New York, Schuylkill River Development Corporation,
Partners (pro bono ventures in education); Senior	and Greater Philadelphia Chamber of Commerce;
Advisor to Greenwich Associates (international business	Trustee of the National Constitution Center.
strategy consulting); Successor Trustee of Yale University;
Overseer of the Stern School of Business at New York
University; Trustee of the Whitehead Institute for
Biomedical Research.

JoAnn Heffernan Heisen	Executive Officers
Born 1950. Trustee Since July 1998. Principal
Occupation(s) During the Past Five Years: Corporate	Thomas J. Higgins[1]
Vice President and Chief Global Diversity Officer since	Born 1957. Chief Financial Officer Since September
2006 (retired 2008) and Member of the Executive	2008. Principal Occupation(s) During the Past Five
Committee (retired 2008) of Johnson & Johnson	Years: Principal of The Vanguard Group, Inc.; Chief
(pharmaceuticals/consumer products); Vice President	Financial Officer of each of the investment companies
and Chief Information Officer of Johnson & Johnson	served by The Vanguard Group since 2008; Treasurer
(1997–2005); Director of the University Medical Center	of each of the investment companies served by The
at Princeton and Women’s Research and Education	Vanguard Group (1998–2008).
Institute.

Kathryn J. Hyatt[1]
André F. Perold	Born 1955. Treasurer Since November 2008. Principal
Born 1952. Trustee Since December 2004. Principal	Occupation(s) During the Past Five Years: Principal of
Occupation(s) During the Past Five Years: George Gund	The Vanguard Group, Inc.; Treasurer of each of the
Professor of Finance and Banking, Harvard Business	investment companies served by The Vanguard
School; Chairman of UNX, Inc. (equities trading firm);	Group since 2008; Assistant Treasurer of each of the
Chair of the Investment Committee of HighVista	investment companies served by The Vanguard Group
Strategies LLC (private investment firm).	(1988–2008).

Alfred M. Rankin, Jr.	Heidi Stam[1]
Born 1941. Trustee Since January 1993. Principal	Born 1956. Secretary Since July 2005. Principal
Occupation(s) During the Past Five Years: Chairman,	Occupation(s) During the Past Five Years: Managing
President, and Chief Executive Officer of NACCO	Director of The Vanguard Group, Inc., since 2006;
Industries, Inc. (forklift trucks/housewares/lignite);	General Counsel of The Vanguard Group since 2005;
Director of Goodrich Corporation (industrial products/	Secretary of The Vanguard Group and of each of the
aircraft systems and services); Deputy Chairman of	investment companies served by The Vanguard Group
the Federal Reserve Bank of Cleveland.	since 2005; Director and Senior Vice President of
Vanguard Marketing Corporation since 2005; Principal
Peter F. Volanakis	of The Vanguard Group (1997–2006).
Born 1955. Trustee Since July 2009. Principal
Occupation(s) During the Past Five Years: President
since 2007 and Chief Operating Officer since 2005	Vanguard Senior Management Team
of Corning Incorporated (communications equipment);
President of Corning Technologies (2001–2005); Director	R. Gregory Barton	Michael S. Miller
of Corning Incorporated and Dow Corning; Trustee of	Mortimer J. Buckley	James M. Norris
the Corning Incorporated Foundation and the Corning	Kathleen C. Gubanich	Glenn W. Reed
Museum of Glass; Overseer of the Amos Tuck School	Paul A. Heller	George U. Sauter
of Business Administration at Dartmouth College.

Founder

John C. Bogle
Chairman and Chief Executive Officer, 1974–1996

1 These individuals are “interested persons” as defined in the Investment Company Act of 1940.

2 December 2002 for Vanguard Equity Income Fund, Vanguard Growth Equity Fund, the Vanguard Municipal Bond Funds, and the Vanguard State Tax-Exempt Funds.

P.O. Box 2600
Valley Forge, PA 19482-2600

Connect with Vanguard® > www.vanguard.com

Fund Information > 800-662-7447	All comparative mutual fund data are from Lipper Inc.
or Morningstar, Inc., unless otherwise noted.
Direct Investor Account Services > 800-662-2739

Institutional Investor Services > 800-523-1036	You can obtain a free copy of Vanguard’s proxy voting
guidelines by visiting our website, www.vanguard.com,
Text Telephone for People	and searching for “proxy voting guidelines,” or by
With Hearing Impairment > 800-749-7273	calling Vanguard at 800-662-2739. The guidelines are
also available from the SEC’s website, www.sec.gov.
In addition, you may obtain a free report on how your
fund voted the proxies for securities it owned during
This material may be used in conjunction	the 12 months ended June 30. To get the report, visit
with the offering of shares of any Vanguard	either www.vanguard.com or www.sec.gov.
fund only if preceded or accompanied by
the fund’s current prospectus.	You can review and copy information about your fund
at the SEC’s Public Reference Room in Washington, D.C.
CFA® is a trademark owned by CFA Institute.	To find out more about this public service, call the SEC
at 202-551-8090. Information about your fund is also
available on the SEC’s website, and you can receive
copies of this information, for a fee, by sending a
request in either of two ways: via e-mail addressed to
publicinfo@sec.gov or via regular mail addressed to the
Public Reference Section, Securities and Exchange
Commission, Washington, DC 20549-0102.

© 2009 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.
Q08700 112009

Item 2: Code of Ethics. The Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller or persons performing similar functions. The Code of Ethics was amended during the reporting period covered by this report to make certain technical, non-material changes.

Item 3: Audit Committee Financial Expert. The following members of the Audit Committee have been determined by the Registrant’s Board of Trustees to be Audit Committee Financial Experts serving on its Audit Committee, and to be independent: Charles D. Ellis, Rajiv L. Gupta, JoAnn Heffernan Heisen, André F. Perold, and Alfred M. Rankin, Jr.

Item 4: Principal Accountant Fees and Services.

(a) Audit Fees.

Audit Fees of the Registrant

Fiscal Year Ended September 30, 2009: $117,000
Fiscal Year Ended September 30, 2008: $111,000

Aggregate Audit Fees of Registered Investment Companies in the Vanguard Group.

Fiscal Year Ended September 30, 2009: $3,354,640
Fiscal Year Ended September 30, 2008: $3,055,590

(b) Audit-Related Fees.

Fiscal Year Ended September 30, 2009: $876,210
Fiscal Year Ended September 30, 2008: $626,240

Includes fees billed in connection with assurance and related services provided to the Registrant, The Vanguard Group, Inc., Vanguard Marketing Corporation, and other registered investment companies in the Vanguard Group.

(c) Tax Fees.

Fiscal Year Ended September 30, 2009: $423,070
Fiscal Year Ended September 30, 2008: $230,400

Includes fees billed in connection with tax compliance, planning and advice services provided to the Registrant, The Vanguard Group, Inc., Vanguard Marketing Corporation, and other registered investment companies in the Vanguard Group and related to income and excise taxes.

(d) All Other Fees.

Fiscal Year Ended September 30, 2009: $0
Fiscal Year Ended September 30, 2008: $0

Includes fees billed for services related to risk management and privacy matters. Services were provided to the Registrant, The Vanguard Group, Inc., Vanguard Marketing Corporation, and other registered investment companies in the Vanguard Group.

(e) (1) Pre-Approval Policies. The policy of the Registrant’s Audit Committee is to consider and, if appropriate, approve before the principal accountant is engaged for such services, all specific audit and non-audit services provided to: (1) the Registrant; (2) The Vanguard Group, Inc.; (3) other entities controlled by The Vanguard Group, Inc. that provide ongoing services to the Registrant; and (4) other registered investment companies in the Vanguard Group. In making a determination, the Audit Committee considers whether the services are consistent with maintaining the principal accountant’s independence.

     In the event of a contingency situation in which the principal accountant is needed to provide services in between scheduled Audit Committee meetings, the Chairman of the Audit Committee would be called on to consider and, if appropriate, pre-approve audit or permitted non-audit services in an amount sufficient to complete services through the next Audit Committee meeting, and to determine if such services would be consistent with maintaining the accountant’s independence. At the next scheduled Audit Committee meeting, services and fees would be presented to the Audit Committee for formal consideration, and, if appropriate, approval by the entire Audit Committee. The Audit Committee would again consider whether such services and fees are consistent with maintaining the principal accountant’s independence.

     The Registrant’s Audit Committee is informed at least annually of all audit and non-audit services provided by the principal accountant to the Vanguard complex, whether such services are provided to: (1) the Registrant; (2) The Vanguard Group, Inc.; (3) other entities controlled by The Vanguard Group, Inc. that provide ongoing services to the Registrant; or (4) other registered investment companies in the Vanguard Group.

     (2) No percentage of the principal accountant’s fees or services were approved pursuant to the waiver provision of paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) For the most recent fiscal year, over 50% of the hours worked under the principal accountant’s engagement were not performed by persons other than full-time, permanent employees of the principal accountant.

(g) Aggregate Non-Audit Fees.

Fiscal Year Ended September 30, 2009: $423,070
Fiscal Year Ended September 30, 2008: $230,400

Includes fees billed for non-audit services provided to the Registrant, The Vanguard Group, Inc., Vanguard Marketing Corporation, and other registered investment companies in the Vanguard Group.

(h) For the most recent fiscal year, the Audit Committee has determined that the provision of all non-audit services was consistent with maintaining the principal accountant’s independence.

Item 5: Not Applicable.

Item 6: Not Applicable.

Item 7: Not Applicable.

Item 8: Not Applicable.

Item 9: Not Applicable.

Item 10: Not Applicable.

Item 11: Controls and Procedures.

     (a) Disclosure Controls and Procedures. The Principal Executive and Financial Officers concluded that the Registrant's Disclosure Controls and Procedures are effective based on their evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

     (b) Internal Control Over Financial Reporting. There were no significant changes in Registrant’s Internal Control Over Financial Reporting or in other factors that could significantly affect this control subsequent to the date of the evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 12: Exhibits.

(a) Code of Ethics.
(b) Certifications.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

VANGUARD QUANTITATIVE FUNDS

By:	/s/ F. WILLIAM MCNABB III*
F. WILLIAM MCNABB III
CHIEF EXECUTIVE OFFICER

Date: November 20, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

VANGUARD QUANTITATIVE FUNDS

By:	/s/ F. WILLIAM MCNABB III*
F. WILLIAM MCNABB III
CHIEF EXECUTIVE OFFICER

Date: November 20, 2009

VANGUARD QUANTITATIVE FUNDS

By:	/s/ THOMAS J. HIGGINS*
THOMAS J. HIGGINS
CHIEF FINANCIAL OFFICER

Date: November 20, 2009

*By: /s/ Heidi Stam

Heidi Stam, pursuant to a Power of Attorney filed on July 24, 2009, see File Number 2-88373, and a Power of Attorney filed on October 16, 2009, see File Number 2-52698, both Incorporated by Reference.